UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-09709
                                                    ------------------
                      HIGHLAND FLOATING RATE ADVANTAGE FUND
   ------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                               Two Galleria Tower
                           13455 Noel Road, Suite 800
                               DALLAS, TEXAS 75240
   ------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                James D. Dondero
                        Highland Capital Management, L.P.
                               Two Galleria Tower
                           13455 Noel Road, Suite 800
                               DALLAS, TEXAS 75240
   ------------------------------------------------------------------------
                     (Name and address of agent for service)

       registrant's telephone number, including area code: (877) 665-1287
                                                          ---------------
                       Date of fiscal year end: AUGUST 31
                                               ---------------
                    Date of reporting period: AUGUST 31, 2007
                                              ----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


-------------------
 HIGHLAND FLOATING
RATE ADVANTAGE FUND
   ANNUAL REPORT
  AUGUST 31, 2007
-------------------

                                [GRAPHIC OMITTED]

                              [HIGHLAND FUNDS LOGO]

                                   managed by
                        Highland Capital Management, L.P.

[LOGO]                HIGHLAND FLOATING RATE ADVANTAGE FUND               [LOGO]
--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

Portfolio Manager's Letter ................................................    1
Fund Profile ..............................................................    3
Financial Statements ......................................................    4
   Investment Portfolio ...................................................    5
   Statement of Assets and Liabilities ....................................   20
   Statement of Operations ................................................   21
   Statements of Changes in Net Assets ....................................   22
   Statement of Cash Flows ................................................   24
   Financial Highlights ...................................................   25
   Notes to Financial Statements ..........................................   29
   Report of Independent Registered Public Accounting Firm ................   36
   Additional Information .................................................   37
Important Information About This Report ...................................   41

                Economic and market conditions change frequently.
There is no assurance that the trends described in this report will continue or commence.

             PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

PORTFOLIO MANAGERS' LETTER
--------------------------------------------------------------------------------

OCTOBER 24, 2007                           HIGHLAND FLOATING RATE ADVANTAGE FUND

DEAR SHAREHOLDERS:

Q: HOW HAS THE FUND PERFORMED?

A: For the 12-month period ending August 31, 2007, the Fund's Class A shares returned 3.10%. That was greater than the return of the Fund's benchmark, the Credit Suisse ("CS") Leveraged Loan Index, which was 2.99% for the period, and the Lipper Loan Participation Loan Category average, which was 2.37% for the period. During this same time period, the Standard & Poor's ("S&P") 500 index returned 15.13% and the Lehman Aggregate Bond Index returned 5.26%.

Within the portfolio there were a number of positions that performed well during the period. The Fund's strongest performers included Calpine Corporation Term Loan (2nd Lien), OpBiz New Term Loan A, Mirant Corporation common stock, Autocam Revolver and Leap Wireless International common stock. The weakest performers during the period included Le-Nature's Tranche B Term Loan, Environmental Systems Products Holdings Second Lien, Western Refining Term Loan and IPC Systems Tranche B Term Loans (2nd Lien).

Q: WHAT WAS THE INVESTMENT ENVIRONMENT LIKE FOR LEVERAGED LOANS DURING THE
PERIOD?

A: During most of the reporting period, loan spreads tightened while interest rates remained flat. The Credit Suisse Leveraged Loan Index's spread fell from 255 bps in October of 2006 to a low this year of 244 bps by the end of May 2007.

According to Standard and Poor's Leveraged Commentary and Data ("LCD") Leveraged Lending Review, much of the leveraged loan activity in 2007 has been driven by leveraged buy out ("LBO") transactions, which reached a volume of $248 billion in the first half of 2007, or 64% of the market. 1 Inflows into collateralized loan obligation ("CLOs"), hedge funds and other non-traditional accounts more than met the market's liquidity requirements during most of the first half of the year.

However, July was the worst month for loan performance on record as measured by the S&P/Loan Syndication Trading Association ("LSTA") index. Weak technical conditions drove the S&P/LSTA index down to 95.27 by the end of July. 2 The index posted a record loss, of 3.35% in July, leaving year-to-date loan returns for the index at -.03%. 3 During August, the market appeared to plateau with the S&P/LSTA index posting a modest gain of .23%. 4

The leveraged loan market's performance during July and August was, in our opinion, technical in nature and impacted by the contagion from the consumer sub-prime mortgage market. For most of the year the leveraged loan market had been unaffected by the negative sentiment in the sub-prime market. However, starting in July some of the levered entities holding sub-prime assets were forced into liquidation to meet margin calls on their highly levered holdings. This caused a general repricing of other structured products and took enough liquidity out of the market to shut down the new issue CLO market, which is a major source of liquidity in the loan market. That lack of loan demand, coupled with the large new issue supply, caused a repricing of corporate loans.

In our opinion market performance is being driven by the above mentioned technical factors. Further reinforcing the technical versus fundamental nature of the recent repricing is the current default rate. During this summer's repricing the lagging 12-month default rate remained near an all-time low of ..42% by principal amount, well below the index's historical average of 3.17%. 5 These low default rates are an indication of just how strong the fundamentals remain across the credit markets.

Q: HOW IS THE FUND CURRENTLY POSITIONED?

A: The Fund is approximately 98.17% loans, 1.61% equities and .22% other corporate debt, as a percentage of investments. With regards to diversification, the Fund is currently invested in approximately 45 industries and 438 issuers.

----------

1     S&P Leverage Loan Commentary and Data - 2nd Qtr 2007 Review, p. 2.

2     S&P LCD Weekly Wrap, August 16 2007 p.16

3     S&P LCD Loan Stats, August 2007 p.2.

4     S&P LCD Weekly Wrap, September 6 2007 p.18.

5     S&P LCD Weekly Wrap, September 13 2007 p.19.


                                                               Annual Report | 1

PORTFOLIO MANAGERS' LETTER
--------------------------------------------------------------------------------

OCTOBER 24, 2007                           HIGHLAND FLOATING RATE ADVANTAGE FUND

Q: WHAT IS YOUR OUTLOOK?

A: With the large forward calendar needing to be placed and the state of the CLO market still in flux, it is difficult to see a quick snap back in spreads.

Some LBO transactions are being delayed while others are offered with larger than anticipated original issue discount ("OID") and with higher spreads than initially expected in order to clear the market. We are also seeing covenants being added to deals. We believe the digestion process will take at least six months to clear the backlog of underwritten deals.

By extension, loans in the secondary market traded down through August, but have shown signs of stabilization, at least temporarily, in September. Our analysts see some good buying opportunities in this price correction during the second half of the calendar year. In our opinion, repricing of the broader market was overdone from a fundamental standpoint. For example, the Credit Suisse Leveraged Loan Index traded at a monthly average of 100.09 during the first ten months of the performance year but during July and August traded down to 95.87 and 95.37, respectively. Given the fairly benign fundamental backdrop (i.e., low default rates, cash flow growth, etc.) we expect a gradual increase in pricing and tightening of spreads. However, in our opinion, this could take as long as six months due in part to the large supply of loans on the calendar.

In our fundamental monitoring of our credit portfolios, we do not foresee a material increase in default rates until after 2008, but an increase from here is probable simply due to the extraordinary low numbers today. However, the Fund holds a well diversified portfolio which should help insulate it against an increase in default rates. The inevitable market correction could be viewed as a positive for the Fund by creating some good buying opportunities.

We thank you for your investment in the Fund.

                /s/ MARK OKADA                 /s/ JOE DOUGHERTY

                MARK OKADA                     JOE DOUGHERTY
                Portfolio Manager              Portfolio Manager

Mark Okada and Joe Dougherty have been portfolio managers of the Highland Floating Rate Advantage Fund since April 15, 2004.

Just like any other investment, floating rate loan investments present financial risks. Defaults on the loans in the portfolio could reduce the Fund's net asset value and its distributions, as could nonpayment of scheduled interest and principal. Prepayment of principal by a borrower could mean the Fund's managers have to replace the loan with a lower-yielding security, which could affect the valuation of the portfolio's holdings.

The Fund is a continuously offered, closed-end management investment company and provides limited liquidity through a quarterly tender offer for between 5% and 25% of outstanding shares. Each quarter, the Fund's trustees must approve the actual tender. Please read the prospectus carefully for more details.

The Fund may invest a high percentage of assets in a limited number of loans, so the default of any individual holdings can have a greater impact on the Fund's net asset value than could a default in a more diversified portfolio.

Floating rate loans are not covered by FDIC insurance or other guarantees relating to timely payment of principal and interest.

Since economic and market conditions change frequently, there can be no assurance that the trends described here will continue or that the forecasts will come to pass. The opinions expressed are those of the contributors and are subject to change.

Prior investment returns are not indicative of future results.


2 | Annual Report

FUND PROFILE
--------------------------------------------------------------------------------

                                           HIGHLAND FLOATING RATE ADVANTAGE FUND

--------------------------------------------------------------------------------
Objective
--------------------------------------------------------------------------------

      To provide a high level of current income consistent with preservation of capital.

--------------------------------------------------------------------------------
Net Assets as of August 31, 2007
--------------------------------------------------------------------------------

      $2,696.1 million

--------------------------------------------------------------------------------
Portfolio Data as of August 31, 2007
--------------------------------------------------------------------------------

      The information below provides a snapshot of the Fund at the end of the reporting period. The Fund is actively managed and the composition of its investment portfolio will change over time.

               -------------------------------------------------
               QUALITY BREAKDOWN AS OF 08/31/07 (%)*
               -------------------------------------------------
               A                                             0.1
               -------------------------------------------------
               Baa                                           0.1
               Ba                                           24.9
               -------------------------------------------------
               B                                            43.3
               Caa                                           3.4
               -------------------------------------------------
               N/R                                          28.2
               -------------------------------------------------

               -------------------------------------------------
               TOP 5 SECTORS AS OF 08/31/07 (%)*
               -------------------------------------------------
               Telecommunications                           10.0
               -------------------------------------------------
               Diversified Media                             9.2
               Housing -- Real Estate Development            8.9
               -------------------------------------------------
               Healthcare -- Medical Products                8.4
               Retail                                        7.7
               -------------------------------------------------

             ----------------------------------------------------
             TOP 10 HOLDINGS AS OF 08/31/07 (%)*
             ----------------------------------------------------
             Lake at Las Vegas Joint Venture                  3.4
             ----------------------------------------------------
             Univision Communications, Inc.                   2.5
             ----------------------------------------------------
             HCA, Inc.                                        2.3
             ----------------------------------------------------
             Tribune Co.                                      2.1
             ----------------------------------------------------
             Fontainebleu Florida Hotel LLC                   2.0
             ----------------------------------------------------
             MetroPCS Wireless, Inc.                          1.9
             ----------------------------------------------------
             Level 3 Financing, Inc.                          1.9
             ----------------------------------------------------
             Ford Motor Co.                                   1.8
             ----------------------------------------------------
             Sabre, Inc.                                      1.7
             ----------------------------------------------------
             CCS Medical, Inc.                                1.6
             ----------------------------------------------------

* Quality is calculated as a percentage of total notes and bonds. Sectors and holdings are calculated as a percentage of net assets.


                                                               Annual Report | 3

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

AUGUST 31, 2007                            HIGHLAND FLOATING RATE ADVANTAGE FUND

                        A GUIDE TO UNDERSTANDING THE FUND'S FINANCIAL STATEMENTS

               INVESTMENT PORTFOLIO   The Investment Portfolio details all of the Fund's holdings and their market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset and industry to demonstrate areas of concentration and diversification.

STATEMENT OF ASSETS AND LIABILITIES   This statement details the Fund's assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all the Fund's liabilities (including any unpaid expenses) from the total of the
                                      Fund's investment and non-investment assets. The net asset value per share for each class is calculated by dividing net assets for that class by the number of shares outstanding in that class as of the last day of the reporting period.

            STATEMENT OF OPERATIONS   This statement details income earned by the Fund and the expenses accrued by the Fund during the reporting period. The Statement of Operations also shows any net gain or loss the Fund realized on the sales of its holdings during the period, as well as any unrealized gains or losses recognized over the period. The total of these results represents the Fund's net increase or decrease in net assets from operations.

STATEMENTS OF CHANGES IN NET ASSETS   These statements demonstrate how the Fund's net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and dividend reinvestments) during the reporting period. The Statements of
                                      Changes in Net Assets also detail changes in the number of shares outstanding.

            STATEMENT OF CASH FLOWS   This statement reports net cash and foreign currency provided or used by operating, investing and financing activities and the net effect of those flows on cash and foreign currency during the period.

               FINANCIAL HIGHLIGHTS   The Financial Highlights demonstrate how the Fund's net asset value per share was affected by the Fund's operating results. The Financial Highlights also disclose the classes' performance and certain key ratios (e.g., class expenses and net investment income as a percentage of average net assets).

      NOTES TO FINANCIAL STATEMENTS   These notes disclose the organizational background of the Fund, its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.


4 | Annual Report

INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------

AS OF AUGUST 31, 2007                      HIGHLAND FLOATING RATE ADVANTAGE FUND

--------------------------------------------------------------------------------
PRINCIPAL AMOUNT ($)                                                 VALUE ($)
--------------------------------------------------------------------------------
SENIOR LOANS (a) - 117.4%

AEROSPACE - AEROSPACE/DEFENSE - 2.7%
              AWAS Capital, Inc.
 10,818,931      First Lien Term Loan,
                 7.13%, 03/15/13 ...............................     10,332,079
  6,550,321      Second Lien Term Loan,
                 11.38%, 03/15/13 ..............................      6,452,066
              DeCrane Aircraft Holdings, Inc.
  6,421,499      First Lien Term Loan,
                 8.11%, 02/21/13 ...............................      6,228,854
     62,251      First Lien Term Loan,
                 8.10%, 02/21/13 ...............................         60,383
  1,903,900   Forgings International Holdings
                 Term D (USD), 9.36%, 03/22/15 .................      1,782,526
              Forgings International Ltd.
  2,224,862      Term B2 (UK), 7.61%, 09/11/14 .................      2,119,181
  2,363,766      Term C2 (UK), 7.86%, 09/11/15 .................      2,251,488
              Hawker Beechcraft Acquisition Co. LLC
    193,954      Letter of Credit Facility Deposit,
                 5.26%, 03/26/14 ...............................        186,599
  2,286,454      Term Loan, 7.36%, 03/26/14 ....................      2,199,751
              IAP Worldwide Services, Inc.
  2,964,949      First Lien Term Loan,
                 9.69%, 12/30/12 ...............................      2,572,094
  3,500,000      Second Lien Term Loan,
                 15.19%, 06/20/13 ..............................      2,476,250
              Travelport LLC
  7,800,000      Delayed Draw Term Loan,
                 7.75%, 08/23/13 ...............................      7,507,500
 15,000,000      Letter of Credit, 8.00%, 05/23/14 .............     14,437,500
  1,193,527      Synthetic Letter of Credit,
                 7.86%, 08/23/13 ...............................      1,148,769
  7,310,430      Tranche B Dollar Term Loan,
                 7.75%, 08/23/13 ...............................      7,036,289
  2,929,412   Vought Aircraft Industries, Inc.
                 Term Loan, 7.83%, 12/22/11 ....................      2,848,853
              Wesco Aircraft Hardware Corp.
  2,954,082      First Lien Term Loan,
                 7.61%, 09/30/13 ...............................      2,876,537
  1,000,000      Second Lien Term Loan,
                 11.11%, 03/28/14 ..............................        990,000
                                                                   ------------
                                                                     73,506,719
                                                                   ------------

AEROSPACE - AIRLINES - 2.5%
              Continental Airlines, Inc.
  1,714,286      Tranche A-1 Term Loan,
                 8.74%, 06/01/11 ...............................      1,690,714
  4,285,714      Tranche A-2 Term Loan,
                 8.74%, 06/01/11 ...............................      4,226,786
              Delta Air Lines, Inc.
    945,000      Credit-Linked Deposit Loan,
                 7.36%, 04/30/12 ...............................        907,795
  9,000,000      Second Lien Term Loan,
                 8.61%, 04/30/14 ...............................      8,676,540
  5,372,629      Term Loan Equipment Notes,
                 8.86%, 09/29/12 ...............................      5,379,345
  9,900,000   Northwest Airlines, Inc.
                 Term Loan, DIP, 7.51%, 08/21/08 ...............      9,343,125
 40,500,000   US Airways, Inc.
                 Term Loan, 7.86%, 03/23/14 ....................     38,318,670
                                                                   ------------
                                                                     68,542,975
                                                                   ------------

BROADCASTING - 3.8%
  4,874,517   All3Media Intermediate Ltd.
                 UK Term Loan B, 7.80%, 08/31/14 ...............      4,630,791

--------------------------------------------------------------------------------
PRINCIPAL AMOUNT ($)                                                 VALUE ($)
--------------------------------------------------------------------------------
BROADCASTING (CONTINUED)
  2,481,250   Barrington Broadcasting Group LLC
                 Term Loan, 7.75%, 08/11/13 ....................      2,414,554
 10,000,000   Clarke American Corp.
                 Tranche B Term Loan,
                 7.86%, 06/30/14 ...............................      9,160,000
  5,248,571   CMP Susquehanna Corp.
                 Term Loan, 7.45%, 05/06/13 ....................      4,994,016
              Comcorp Broadcasting, Inc.
     43,647      CCB PIK Revolver, 06/04/14 (b) (c) ............         47,172
    196,684      CCB PIK Term Loan, 06/04/14 (b) (c) ...........        212,569
    350,503      CCB Revolver, 06/04/14 (b) (c) ................        378,810
  1,684,317      CCB Term Loan, 06/04/14 (b) (c) ...............      1,820,347
     78,965      WK PIK Term Loan, 06/04/14 (b) (c) ............         85,343
    677,065      WK Term Loan, 06/04/14 (b) (c) ................        731,747
              Hargray Acquisition Co.,/DPC
                 Acquisition LLC/HCP Acquisition LLC
  2,000,000      First Lien Term Loan,
                 7.60%, 06/27/14 ...............................      1,960,000
  2,000,000      Second Lien Term Loan,
                 10.85%, 01/29/15 ..............................      1,970,000
              Millennium Digital Media Systems, LLC
    850,142      Revolver, 9.00%, 06/30/11 (b) (d) .............        850,142
 31,207,338      Term Facility, 9.36%, 06/30/11 ................     30,817,246
              NextMedia Operating, Inc.
    684,882      Delay Draw Term Loan,
                 7.32%, 11/15/12 ...............................        650,638
  1,540,984      Initial Term Loan (First Lien),
                 7.57%, 11/15/12 ...............................      1,463,935
 11,000,000   Paxson Communications Corp.
                 First Lien Term Loan,
                 8.61%, 01/15/12 ...............................     10,725,000
  2,000,000   Persona Communications Corp.
                 Second Lien Term Loan,
                 11.32%, 04/12/14 ..............................      2,015,000
 28,119,447   Young Broadcasting, Inc.
                 Term Loan, 7.88%, 11/03/12 ....................     26,291,683
                                                                   ------------
                                                                    101,218,993
                                                                   ------------

CABLE - INTERNATIONAL CABLE - 1.0%
    805,000   San Juan Cable, LLC
                 Second Lien Term Loan,
                 10.86%, 10/31/13 ..............................        784,875
 18,261,250   UPC Financing Partnership
                 Facility N1, 7.08%, 12/31/14 ..................     17,199,906
  8,000,000      Virgin Media Inc.
                 B4 Facility, 7.36%, 07/30/12 ..................      7,749,280
                                                                   ------------
                                                                     25,734,061
                                                                   ------------

CABLE - US CABLE - 5.9%
  7,825,000   Bresnan Communications LLC
                 Tranche B Term Loan,
                 7.36%, 09/29/13 ...............................      7,590,250
  4,000,000   CCO Holdings, LLC
                 Incremental Loan, 7.85%, 09/06/14 .............      3,865,000
              Cequel Communications LLC
  4,275,000      Second Lien Tranche A Term Loan,
                 9.86%, 05/04/14 ...............................      4,157,437
 24,951,250      Term Loan, 7.36%, 11/05/13 (e) ................     23,603,882
              Charter Communications Operating, LLC
  8,666,667      Existing Term Loan,
                 7.36%, 04/28/13 ...............................      8,233,333
 23,500,000      New Term Loan, 7.36%, 03/06/14 ................     22,325,000
 42,000,000      Term Facility, 7.36%, 04/28/13 ................     39,900,000


                             See accompanying Notes to Financial Statements. | 5

--------------------------------------------------------------------------------

AS OF AUGUST 31, 2007                      HIGHLAND FLOATING RATE ADVANTAGE FUND

--------------------------------------------------------------------------------
PRINCIPAL AMOUNT ($)                                                 VALUE ($)
--------------------------------------------------------------------------------
SENIOR LOANS (CONTINUED)

CABLE - US CABLE (CONTINUED)
  3,687,046   CSC Holdings, Inc.
                 Incremental Term Loan,
                 7.07%, 03/29/13 ...............................      3,540,855
 12,500,000   Knology, Inc.
                 Term Loan, 7.59%, 06/30/12 ....................     12,250,000
              Mediacom Broadband Group
    995,000      Tranche D-1 Term Loan,
                 7.12%, 01/31/15 ...............................        941,519
    995,000      Tranche D-2 Term Loan,
                 7.16%, 01/31/15 ...............................        962,662
    995,000   Mediacom Illinois, LLC
                 Tranche C Term Loan,
                 7.12%, 03/31/15 ...............................        933,648
              Northland Cable Television, Inc.
  4,925,000      First Lien Term Loan B,
                 9.36%, 12/22/12 ...............................      4,912,688
  6,000,000      Second Lien Term Loan,
                 13.36%, 06/22/13 ..............................      6,000,000
  5,000,000   RCN Corp.
                 Initial Term Loan, 7.69%, 04/25/14 ............      4,750,000
              WideOpenWest Finance LLC
  7,000,000      First Lien Term Loan,
                 7.91%, 06/30/14 ...............................      6,597,500
 10,000,000      Second Lien Term Loan,
                 11.61%, 06/29/15 ..............................      9,100,000
                                                                   ------------
                                                                    159,663,774
                                                                   ------------

CHEMICALS - COMMODITY & FERTILIZER - 0.6%
  6,982,500   Celanese US Holdings, LLC
                 Term Loan, 7.11%, 04/02/14 ....................      6,774,422
  5,000,000   Cognis GMBH
                 Facility C, 7.36%, 09/15/13 ...................      4,604,200
  5,717,903   Ferro Corp.
                 Term Loan, 7.40%, 06/06/12 ....................      5,660,724
                                                                   ------------
                                                                     17,039,346
                                                                   ------------

CHEMICALS - SPECIALTY CHEMICALS - 0.8%
              Berry Plastics Holding Corp.
    997,500      Term C Loan, 7.36%, 04/03/15 (f) ..............        957,600
  3,990,000      Term Loan B , 7.12%, 09/20/13 .................      3,830,400
              Brenntag Holding GMBH & Co.
    294,545      Acquisition Facility,
                 7.37%, 01/17/14 ...............................        282,764
  1,205,364      Facility B2 Term Loan,
                 7.39%, 01/17/14 ...............................      1,151,424
  1,000,000      Second Lien Dollar Facility,
                 9.39%, 01/17/16 ...............................        967,500
  1,654,319   Ineos U S Finance LLC
                 Term Loan A4 Facility,
                 7.58%, 12/14/12 ...............................      1,580,702
  3,874,985   Kraton Polymers Group of Cos.
                 Term Loan, 7.38%, 05/13/13 ....................      3,657,017
              Lucite International US Finco LLC
    733,053      Term B-1 Advance, 7.61%, 07/07/13 .............        716,560
    259,542      Term B-2 Advance, 7.61%, 07/07/13 .............        253,702
  5,000,000   Panda Hereford Ethanol, L.P.
                 Tranche A Term Loan,
                 9.29%, 07/28/13 ...............................      4,887,500
  3,372,503   Rockwood Specialties Group, Inc.
                 Tranche E Term Loan,
                 6.86%, 07/30/12 ...............................      3,293,114
                                                                   ------------
                                                                     21,578,283
                                                                   ------------

--------------------------------------------------------------------------------
PRINCIPAL AMOUNT ($)                                                 VALUE ($)
--------------------------------------------------------------------------------
CONSUMER DURABLES - 0.3%
  3,538,667   Rexair LLC
                 First Lien Term Loan,
                 9.61%, 06/30/10 ...............................      3,503,280
  5,000,000   Water PIK, Inc.
                 First Lien Term Loan,
                 8.61%, 06/15/13 ...............................      4,900,000
                                                                   ------------
                                                                      8,403,280
                                                                   ------------

CONSUMER NON-DURABLES - 2.4%
  1,961,172   American Achievement Corp.
                 Tranche B Term Loan,
                 7.72%, 03/25/11 ...............................      1,912,142
  6,982,500   Amscan Holdings, Inc.
                 Term Loan, 7.63%, 05/27/13 ....................      6,624,647
  1,231,733   Bare Escentuals Beauty, Inc.
                 First Lien Term Loan,
                 7.80%, 02/18/12 ...............................      1,216,336
  4,982,222   BioTech Research Labs/Philosophy
                 Merger Sub, Inc.
                 First Lien Term Loan,
                 7.36%, 03/16/14 (e) ...........................      4,558,733
  1,111,111   Camelbak Products, Inc.
                 Second Lien Term Loan,
                 12.91%, 02/04/12 ..............................      1,027,778
  2,985,000   DS Waters of America, Inc.
                 Term Loan , 7.69%, 10/27/12 ...................      2,835,750
  1,778,147   Eastman Kodak Co.
                 Term B-1 Advance, 10/18/12 (e) ................      1,782,592
  3,704,286   Hanesbrands, Inc.
                 Term B Loan, 7.13%, 09/05/13 ..................      3,609,826
  5,564,419   Hillman Group, Inc.
                 Term Loan B, 8.56%, 07/22/13 ..................      5,425,308
  3,740,625   Iconix Brand Group, Inc.
                 Term Loan, 7.61%, 05/02/13 ....................      3,591,000
    769,951   Jarden Corp.
                 Term Loan B1, 7.11%, 01/24/12 .................        740,308
    887,500   Owens-Brockway Glass Container Inc.
                 Tranche B Term Loan,
                 6.86%, 06/14/13 ...............................        857,174
  2,632,214   Prestige Brands Holdings, Inc.
                 Tranche B Term Loan,
                 7.76%, 04/06/11 ...............................      2,579,570
              Solo Cup Co.
 11,129,496      Term B1 Loan, 8.92%, 02/27/11 .................     10,974,128
  4,808,963      Term B1 Loan, 9.01%, 02/27/11 .................      4,741,830
              Spectrum Brands, Inc.
  1,739,831      Dollar Term B II Loan,
                 9.32%, 03/30/13 ...............................      1,652,839
  9,776,883      Dollar Term B Loan,
                 9.37%, 03/30/13 ...............................      9,532,461
    483,286      Letter of Credit, 5.17%, 03/30/13 .............        472,412
              Technical Concepts, LLC
    757,474      U. S. Dollar Term Loan A,
                 8.82%, 01/01/11 ...............................        759,367
    807,360      U. S. Dollar Term Loan B,
                 9.07%, 01/01/13 ...............................        809,378
                                                                   ------------
                                                                     65,703,579
                                                                   ------------

DIVERSIFIED MEDIA - 8.2%
  4,500,000   Advanstar Communications
                 First Lien Term Loan,
                 7.57%, 05/31/14 ...............................      4,185,000
    185,111   Black Press Group Ltd.
                 Term B-2 Tranche Loan,
                 7.36%, 08/02/13 ...............................        181,524


6 | See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------

AS OF AUGUST 31, 2007                      HIGHLAND FLOATING RATE ADVANTAGE FUND

--------------------------------------------------------------------------------
PRINCIPAL AMOUNT ($)                                                 VALUE ($)
--------------------------------------------------------------------------------
SENIOR LOANS (CONTINUED)

DIVERSIFIED MEDIA (CONTINUED)
    304,889   Black Press U S Partnership
                 Term B-1 Tranche Loan,
                 7.36%, 08/02/13 ...............................        298,980
  8,847,894   Cinemark USA, Inc.
                 Term Loan, 7.16%, 10/05/13 ....................      8,496,810
  2,810,126   Endurance Business Media, Inc.
                 First Lien Term Loan,
                 8.32%, 07/26/13 ...............................      2,683,671
  5,934,743   HIT Entertainment PLC
                 Term Facility, 7.34%, 03/20/12 ................      5,667,679
  1,000,000   Knowledgepoint360 Group LLC
                 Second Lien Term Loan,
                 12.53%, 04/26/15 ..............................        997,500
  3,940,000   Merrill Communications LLC
                 Combined Term Loan,
                 7.67%, 12/22/12 ...............................      3,856,275
              Metro-Goldwyn-Mayer Holdings II, Inc.
 24,732,633      Tranche B Term Loan,
                 8.60%, 04/08/12 ...............................     23,465,333
  1,987,680      Tranche B-1 Term Loan,
                 8.60%, 04/08/12 ...............................      1,893,265
 10,427,494   Nielsen Finance LLC
                 Dollar Term Loan, 7.36%, 08/09/13 .............      9,977,861
              Panavision, Inc.
  3,043,908      First Lien Term Loan,
                 8.90%, 03/30/11 ...............................      2,937,371
  3,500,000      Second Lien Term Loan,
                 12.86%, 03/30/12 ..............................      3,360,000
              Penton Media, Inc.
 18,204,375      First Lien Term Loan,
                 7.61%, 02/01/13 ...............................     17,316,912
  8,000,000      Second Lien Term Loan,
                 10.36%, 02/01/14 ..............................      7,560,000
              Readers Digest Association, Inc.
    970,000      Revolver, 8.36%, 02/17/13 (d) .................        902,100
  4,987,500      U.S. Term Loan, 7.35%, 03/02/14 ...............      4,650,844
              Riverdeep Interactive Learning USA, Inc.
  1,927,099      Bridge Facility, 12.06%, 12/21/14 .............      1,917,464
 21,389,614      Term Loan, 8.10%, 12/20/13 ....................     21,104,490
              Springer Science+Business Media S.A.
    562,496      Tranche B-2, 7.75%, 09/16/11 ..................        543,000
    562,496      Tranche C-2, 8.12%, 09/17/12 ..................        543,000
    366,301      Tranche E-2, 8.07%, 09/17/12 ..................        353,605
    338,124      USD Tranche B-2 Add-on,
                 7.75%, 07/05/13 ...............................        326,405
    338,124      USD Tranche C-2 Add On,
                 8.12%, 07/05/14 ...............................        326,405
              Tribune Co.
 62,000,000      Initial Tranche B Advance,
                 8.36%, 05/19/14 ...............................     56,187,500
 33,133,333      Tranche X Advance,
                 7.86%, 05/18/09 ...............................     32,346,417
  1,436,067   Valassis Communications, Inc.
                 Tranche B Term Loan,
                 7.11%, 03/02/14 ...............................      1,336,892
  2,970,112   West Corp.
                 Term B-2 Loan, 7.82%, 10/24/13 ................      2,874,326
  4,000,000   Yell Group PLC
                 Facility B1,
                 7.57%, 10/27/12 ...............................      3,886,000
                                                                   ------------
                                                                    220,176,629
                                                                   ------------

--------------------------------------------------------------------------------
PRINCIPAL AMOUNT ($)                                                 VALUE ($)
--------------------------------------------------------------------------------
ENERGY - EXPLORATION & PRODUCTION - 1.9%
              ATP Oil & Gas Corp.
 11,000,000      First Lien Term Loan,
                 8.89%, 04/14/10 ...............................     11,261,250
 10,926,411      First Lien Term Loan,
                 8.87%, 04/14/10 ...............................     10,830,914
              III Exploration II LP
  2,250,000      Delayed Draw Term Loan,
                 9.11%, 10/29/13 ...............................      2,171,250
 12,718,125      Initial Draw Term Loan,
                 8.86%, 10/29/13 ...............................     12,272,991
  2,000,000      Second Lien Loan,
                 11.84%, 04/29/14 ..............................      1,930,000
              Targa Resources, Inc.
  1,161,290      Synthetic Letter of Credit,
                 5.23%, 10/31/12 ...............................      1,117,742
  4,754,040      Term Loan, 7.54%, 10/31/12 ....................      4,575,764
  2,500,000   TARH E&P Holdings, L.P.
                 First Lien Term Loan,
                 9.88%, 06/29/12 ...............................      2,475,000
  5,221,822   Trident Exploration
                 Unsecured Term Loan,
                 17.51%, 11/24/11 PIK ..........................      5,143,495
                                                                   ------------
                                                                     51,778,406
                                                                   ------------

ENERGY - OTHER ENERGY - 2.9%
              Alon USA Energy, Inc.
    877,778      Edgington Facility, 7.74%, 06/22/13 ...........        842,667
  7,022,222      Paramount Facility, 7.61%, 06/22/13 ...........      6,741,333
              Coffeyville Resources, LLC
  1,460,140      Funded Letter of Credit,
                 5.25%, 12/28/10 (e) ...........................      1,372,532
  7,506,385      Tranche D Term Loan,
                 8.44%, 12/30/13 ...............................      7,239,007
              Delphi Acquisition Holding I B.V.
    488,759      Facility B1, 7.69%, 01/11/15 ..................        472,571
    488,759      Facility C1, 8.19%, 01/11/16 ..................        475,626
  1,000,000   El Paso Corp.
                 Deposit Loan, 5.22%, 07/31/11 .................        984,170
  4,500,000   Endeavour International Holding B.V.
                 Second Lien Term Loan,
                 12.36%, 11/01/11 ..............................      4,455,000
 18,751,803   Helix Energy Solutions Group, Inc.
                 Term Loan, 7.41%, 07/01/13 ....................     18,119,117
  2,962,500   MEG Energy Corp.
                 Initial Term Loan, 7.36%, 04/03/13 ............      2,883,520
              Monitor US Finco, Inc.
  3,980,000      First Lien Term Loan,
                 10.85%, 01/11/14 ..............................      3,980,000
  3,000,000      Second Lien Term Loan,
                 17.35%, 01/11/15 ..............................      2,970,000
  2,000,000   SandRidge Energy, Inc.
                 Floating Rate Loan, 8.99%, 04/01/14 ...........      1,985,000
  1,000,000   Total Safety U.S., Inc.
                 Second Lien Term Loan,
                 11.86%, 12/08/13 ..............................        980,000
 13,750,000   Value Creation, Inc.
                 Term Loan, 12.82%, 07/01/12 ...................     13,337,500
              Venoco, Inc.
  1,000,000      Second Lien Term Loan,
                 9.32%, 05/07/14 ...............................        985,000
  5,000,000      Second Lien Term Loan,
                 9.36%, 09/20/11 ...............................      4,925,000
  2,975,000   Volnay Acquisition Co. I
                 Term Loan B1, 7.35%, 01/12/14 .................      2,891,343


                             See accompanying Notes to Financial Statements. | 7

--------------------------------------------------------------------------------

AS OF AUGUST 31, 2007                      HIGHLAND FLOATING RATE ADVANTAGE FUND

--------------------------------------------------------------------------------
PRINCIPAL AMOUNT ($)                                                 VALUE ($)
--------------------------------------------------------------------------------
SENIOR LOANS (CONTINUED)

ENERGY - OTHER ENERGY (CONTINUED)
  3,000,000   Willbros USA, Inc.
                 Syndicate Term Loan,
                 10.27%, 10/27/09 ..............................      3,015,000
                                                                   ------------
                                                                     78,654,386
                                                                   ------------

 ENERGY - REFINING - 0.7%
    846,750   Concho Resources, Inc.
                 Second Lien Term Loan,
                 9.74%, 03/27/12 ...............................        834,049
  1,000,000   Connacher Finance Corp.
                 Term Loan, 8.61%, 10/20/13 ....................        997,500
  2,992,500   Eagle Rock Energy Partners
                 Series B Term Loan,
                 8.11%, 08/31/11 ...............................      2,917,687
  3,000,000   Port Barre Investments, LLC
                 Term B Loan, 7.49%, 09/08/14 ..................      2,895,000
              Resolute Aneth, LLC
  1,714,286      Second Lien Term Loan,
                 11.75%, 04/13/12 ..............................      1,667,143
  1,500,000      Second Lien Term Loan,
                 06/26/13 (e) ..................................      1,458,750
  7,428,571   Western Refining, Inc.
                 Term Loan, 9.00%, 05/30/14 ....................      7,087,303
                                                                   ------------
                                                                     17,857,432
                                                                   ------------
FINANCIAL - 3.3%
  1,741,250   AlixPartners, LLP
                 Tranche C Term Loan,
                 7.61%, 10/12/13 ...............................      1,697,719
  2,604,643   Arias Acquisitions, Inc.
                 Term Loan, 10.85%, 01/26/12 ...................      2,181,388
  1,500,000   Bay Point Re Ltd.
                 Term Loan, 9.85%, 12/31/10 ....................      1,455,000
              Checksmart Financial Co.
  1,913,193      First Lien Tranche B Term Loan,
                 8.11%, 05/01/12 ...............................      1,831,882
  2,500,000      Second Lien Term Loan,
                 10.88%, 05/01/13 ..............................      2,350,000
  7,000,000   Concord Re Ltd.
                 Term Loan, 9.61%, 02/29/12 ....................      6,860,000
  7,957,487   Conseco, Inc.
                 Term Loan, 7.51%, 10/10/13 ....................      7,484,972
  2,000,000   Cyrus Reinsurance Ltd.
                 Term Loan, 9.60%, 12/31/10 ....................      2,002,500
              Dollar Financial Corp.
  1,998,961      Canadian Borrower Term Loan,
                 8.11%, 10/30/12 ...............................      1,958,982
  1,469,300      Delayed Draw Term Loan,
                 10.00%, 10/30/12 ..............................      1,439,913
              Emerson Reinsurance Ltd.
  3,250,000      Series A Loan, 7.11%, 12/15/11 ................      3,152,500
  1,250,000      Series B Loan, 8.36%, 12/15/11 ................      1,212,500
    992,500   First American Payment Systems, L.P.
                 Term Loan, 8.63%, 10/06/13 ....................        977,613
              Flatiron Re Ltd.
  4,211,856      Closing Date Term Loan,
                 9.61%, 12/29/10 ...............................      4,175,086
  2,040,118      Delayed Draw Term Loan,
                 9.61%, 12/29/10 ...............................      2,022,307
  3,325,000   FleetCor Technologies Operating Co.,
                 LLC
                 Tranche 1 Term Loan,
                 7.38%, 04/30/13 ...............................      3,208,625

--------------------------------------------------------------------------------
PRINCIPAL AMOUNT ($)                                                 VALUE ($)
--------------------------------------------------------------------------------
FINANCIAL (CONTINUED)
              HUB International Holdings, Inc.
    862,745      Delayed Draw Term Loan,
                 8.01%, 06/13/14 (d) ...........................        830,931
 12,254,902      Initial Term Loan, 7.86%, 06/13/14 ............     11,802,941
  3,942,613   IPayment, Inc.
                 Term Loan, 7.40%, 05/10/13 ....................      3,725,769
  8,000,000   Kepler Holdings, Ltd.
                 Term Loan, 10.86%, 06/30/09 ...................      7,760,000
  1,990,013   LPL Holdings, Inc.
                 Tranche D Term Loan,
                 7.36%, 06/28/13 ...............................      1,910,412
  1,000,000   Online Resources Corp.
                 Term Loan A, 8.26%, 02/09/12 ..................        960,000
              Panther Re Holdings Ltd.
  3,000,000      Term Loan A, 7.61%, 12/01/10 ..................      2,910,000
  2,000,000      Term Loan B, 9.86%, 12/01/10 ..................      1,940,000
  2,500,000   Penhall Holding Co.
                 Senior Unsecured PIK Toggle
                 Term Loan, 12.82%, 04/01/12 ...................      2,506,250
    997,500   Riskmetrics Group Holdings, LLC
                 First Lien Term Loan B,
                 7.61%, 01/10/14 ...............................        975,056
  8,795,676   Wind Acquisition Holdings Finance S.A.
                 PIK Term Loan,
                 12.61%, 12/21/11 ..............................      8,729,708
                                                                   ------------
                                                                     88,062,054
                                                                   ------------

FOOD AND DRUG - 0.5%
  4,033,855   Michael Foods, Inc.
                 Term Loan B-1, 7.36%, 11/21/10 ................      3,973,347
    706,857   Nash Finch Co.
                 Initial Term Loan, 8.13%, 11/12/10 ............        675,049
  8,000,000   Rite Aid Corp.
                 Senior Secured Bridge Loan,
                 10/23/07 (e) ..................................      7,960,000
    210,898   Supervalu, Inc.
                 Term Loan B, 6.86%, 06/02/12 ..................        208,043
  1,492,500   Weight Watchers International, Inc.
                 Term Loan B , 6.88%, 01/26/14 .................      1,477,575
                                                                   ------------
                                                                     14,294,014
                                                                   ------------

FOOD/TOBACCO - BEVERAGES & BOTTLING - 0.2%
    565,217   B&G Foods, Inc.
                 Tranche C Term Loan ,
                 7.51%, 02/26/13 ...............................        556,739
  3,922,657   WM. Bolthouse Farms, Inc.
                 First Lien Term Loan,
                 7.63%, 12/17/12 ...............................      3,775,558
                                                                   ------------
                                                                      4,332,297
                                                                   ------------

FOOD/TOBACCO - FOOD/TOBACCO PRODUCERS - 0.6%
  6,058,228   Chiquita Brands LLC
                 Term Loan C, 8.56%, 06/28/12 ..................      5,916,829
              Dole Food Co., Inc.
    186,258      Credit Linked Deposit,
                 5.23%, 04/12/13 ...............................        175,898
    413,842      Tranche B Term Loan,
                 7.58%, 04/12/13 ...............................        390,220
              LJVH Holdings, Inc.
  1,000,000      Second Lien Term Loan,
                 10.86%, 01/19/15 ..............................        970,000
    880,000      Tranche B Term Loan,
                 7.86%, 07/19/14 ...............................        858,000


8 | See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------

AS OF AUGUST 31, 2007                      HIGHLAND FLOATING RATE ADVANTAGE FUND

--------------------------------------------------------------------------------
PRINCIPAL AMOUNT ($)                                                 VALUE ($)
--------------------------------------------------------------------------------
SENIOR LOANS (CONTINUED)

FOOD/TOBACCO - FOOD/TOBACCO PRODUCERS (CONTINUED)
              LJVH Holdings, Inc. (continued)
    120,000      Tranche C Term Loan,
                 7.86%, 07/19/14 ...............................        117,000
     15,227   Merisant Co.
                 Tranche B Term Loan,
                 8.63%, 01/11/10 ...............................         14,770
  5,552,671   Michelina's
                 Term Loan, 8.47%, 04/02/11 ....................      5,441,618
  1,379,473   Solvest, Ltd.
                 Tranche C Term Loan,
                 7.47%, 04/12/13 ...............................      1,299,574
                                                                   ------------
                                                                     15,183,909
                                                                   ------------

FOOD/TOBACCO - RESTAURANTS - 1.2%
  3,980,000   Aramark Canada Ltd.
                 Canadian Term Loan,
                 7.35%, 01/26/14 ...............................      3,820,800
              Aramark Corp.
    457,338      Letter of Credit Facility,
                 5.36%, 01/27/14 ...............................        442,145
  6,577,860      U.S. Term Loan, 7.36%, 01/27/14 ...............      6,359,344
              Buffets Holdings, Inc.
    464,248      PF Letter of Credit, 5.26%, 05/01/13 ..........        436,393
  1,321,875      Revolver, 10.50%, 11/01/11 (d) ................      1,201,227
  3,496,092      Term Loan, 8.11%, 11/01/13 ....................      3,286,326
  2,450,000   Caribbean Restaurant LLC
                 Tranche B Term Loan,
                 8.25%, 06/30/09 ...............................      2,413,250
  3,903,194   El Pollo Loco, Inc.
                 Term Loan, 7.86%, 11/18/11 ....................      3,815,372
              OSI Restaurant Partners LLC
  4,644,157      Incremental Term Loan,
                 7.63%, 06/14/14 ...............................      4,411,949
    355,843      Synthetic Revolver,
                 5.18%, 06/14/13 ...............................        339,830
  5,000,000   Pinnacle Foods Finance LLC
                 Term Loan, 8.11%, 04/02/14 ....................      4,787,500
                                                                   ------------
                                                                     31,314,136
                                                                   ------------

FOREST PRODUCTS - PACKAGING - 1.1%
              Georgia-Pacific Corp.
  5,472,500      Add-on Term Loan B,
                 7.11%, 12/20/12 ...............................      5,267,281
 10,343,366      Term Loan B, 7.12%, 02/14/13 ..................      9,947,215
 10,972,500   Graham Packaging Co.
                 Term Loan B, 7.63%, 10/07/11 ..................     10,679,863
              Smurfit Kappa Acquisitions
  1,000,000      B1 Term Loan Facility,
                 7.48%, 12/31/13 ...............................        980,000
  1,000,000      C1 Term Loan Facility,
                 8.11%, 12/31/14 ...............................        980,000
  2,992,500   Tegrant Corp.
                 First Lien Term Loan,
                 7.61%, 03/08/14 ...............................      2,842,875
                                                                   ------------
                                                                     30,697,234
                                                                   ------------

FOREST PRODUCTS - PAPER - 0.3%
  2,500,000   Appleton Papers, Inc.
                 Term Loan BB, 7.11%, 06/05/14 .................      2,393,750
              Mauser
  1,000,000      Facility B2, 7.88%, 06/30/15 ..................        970,000
  1,000,000      Facility C2, 8.13%, 06/13/16 ..................        970,000

--------------------------------------------------------------------------------
PRINCIPAL AMOUNT ($)                                                 VALUE ($)
--------------------------------------------------------------------------------
FOREST PRODUCTS - PAPER (CONTINUED)
  1,478,076   NewPage Corp.
                 New Term Loan, 7.63%, 05/02/11 ................      1,448,515
  2,261,952   Verso Paper Holdings LLC
                 Term B Loan , 7.13%, 08/01/13 (f) .............      2,256,297
                                                                   ------------
                                                                      8,038,562
                                                                   ------------

GAMING/LEISURE - GAMING - 1.3%
  3,936,051   CCM Merger, Inc./MotorCity Casino
                 Term Loan B, 7.39%, 07/13/12 ..................      3,827,810
  4,987,500   Copa Casino of Mississippi, LLC
                 Term Loan, 10.34%, 06/14/12 ...................      4,987,500
  1,921,295   DHM Holdings Co., Inc.
                 Multi Draw Term Loan ,
                 7.12%, 03/03/08 (d) ...........................      1,916,491
  6,041,285   Drake Hotel Acquisition
                 B Note 1, 8.22%, 10/01/07 (d) .................      6,041,285
              Green Valley Ranch Gaming LLC
  4,560,000      Second Lien Term Loan,
                 8.61%, 08/16/14 ...............................      4,349,100
  4,955,645      Term Loan, 7.54%, 02/16/14 ....................      4,732,641
              VML U S Finance LLC
  1,267,738      Term B Delayed Draw Project Loan,
                 7.74%, 05/25/12 ...............................      1,223,367
  6,732,262      Term B Funded Project Loan,
                 7.60%, 05/25/13 ...............................      6,496,633
  2,000,000   Wynn Las Vegas LLC
                 Term Loan B, 7.23%, 08/15/13 ..................      1,965,000
                                                                   ------------
                                                                     35,539,827
                                                                   ------------

GAMING/LEISURE - OTHER LEISURE - 3.8%
              Alpha Topco Ltd.
  5,714,286      Facility B1, 7.92%, 12/31/13 ..................      5,542,857
  4,285,714      Facility B2, 7.92%, 12/31/13 ..................      4,157,143
  4,500,000      Second Lien Facility D ,
                 9.04%, 06/30/14 ...............................      4,342,500
  2,000,000   AMF Bowling Worldwide, Inc.
                 Term B Loan, 7.85%, 06/07/13 ..................      1,920,000
 57,500,000   Fontainebleu Florida Hotel LLC
                 Tranche C Term Loan,
                 11.36%, 06/06/12 ..............................     53,690,625
  4,666,667   Fontainebleu Las Vegas LLC
                 Term Loan, 8.61%, 05/17/14 ....................      4,357,500
    995,000   Greenwood Racing Inc.
                 Term Loan, 7.80%, 11/28/11 ....................        957,687
 10,164,918   Kuilima Resort Co.
                 First Lien Term Loan,
                 12.00%, 09/30/10 ..............................      9,491,492
  4,960,012   Regal Cinemas Corp.
                 Term Loan, 6.86%, 10/27/13 ....................      4,755,412
    997,500   Town Sports International LLC
                 Term Loan, 7.38%, 02/27/14 ....................        927,675
              Trump Entertainment Resorts
                 Holdings, L.P.
  4,684,716      Term C-1 Facility, 7.90%, 05/20/12 ............      4,614,445
  4,684,716      Term C-2 Facility, 7.86%, 05/20/12 ............      4,614,445
  3,597,286   Yellowstone Mountain Club, LLC
                 First Lien Term Loan,
                 7.88%, 09/30/10 ...............................      3,483,360
                                                                   ------------
                                                                    102,855,141
                                                                   ------------

HEALTHCARE - ACUTE CARE - 3.0%
  3,082,832   Alliance Imaging, Inc.
                 Tranche C1 Term Loan,
                 7.90%, 12/29/11 ...............................      3,030,825


                             See accompanying Notes to Financial Statements. | 9

--------------------------------------------------------------------------------

AS OF AUGUST 31, 2007                      HIGHLAND FLOATING RATE ADVANTAGE FUND

--------------------------------------------------------------------------------
PRINCIPAL AMOUNT ($)                                                 VALUE ($)
--------------------------------------------------------------------------------
SENIOR LOANS (CONTINUED)

HEALTHCARE - ACUTE CARE (CONTINUED)
              HCA, Inc.
    979,545      Tranche A Term Loan,
                 7.36%, 11/19/12 ...............................        937,601
 63,680,000      Tranche B Term Loan,
                 7.61%, 11/18/13 ...............................     61,461,389
              MultiPlan, Inc.
  1,823,602      Term Loan B, 8.07%, 04/12/13 ..................      1,768,894
    839,419      Term Loan C, 8.07%, 04/12/13 ..................        813,187
              National Mentor Holdings, Inc.
     56,000      Institutional Letter of Credit Facility,
                 5.32%, 06/29/13 ...............................         52,640
    934,560      Tranche B Term Loan,
                 7.43%, 06/29/13 ...............................        878,486
              Stiefel Laboratories, Inc.
  5,616,666      Delayed Draw Term Loan,
                 7.61%, 12/28/13 ...............................      5,455,187
  7,343,271      First Lien Initial Term Loan,
                 7.61%, 12/28/13 ...............................      7,132,152
                                                                   ------------
                                                                     81,530,361
                                                                   ------------

HEALTHCARE - ALTERNATE SITE SERVICES - 3.8%
  1,426,568   American HomePatient, Inc.
                 Secured Promissory Note,
                 6.79%, 08/01/09 (g) ...........................      1,426,568
              CHG Cos. Medical Staffing, Inc.
  3,184,000      First Lien Term Loan B,
                 7.85%, 12/20/12 ...............................      3,056,640
    800,000      Synthetic Letter of Credit,
                 7.85%, 12/20/12 ...............................        768,000
              CHS/ Community Health Systems, Inc.
    309,358      Delayed Draw Term Loan,
                 07/25/14 (d) (e) ..............................        298,283
 30,020,108      Funded Term Loan, 07/13/14 (e) ................     28,945,388
  6,972,437   CRC Health Corp.
                 Term Loan, 7.61%, 02/06/13 ....................      6,806,842
              Danish Holdco A/S
  3,365,689      Facility B5, 7.84%, 05/01/15 ..................      3,302,582
  2,500,000      Second Lien Term Facility,
                 9.84%, 11/01/16 ...............................      2,400,000
              FHC Health Systems, Inc.
  1,500,000      Third Lien Additional Term Loan,
                 15.11%, 02/09/11 ..............................      1,515,000
  5,000,000      Third Lien Term Loan,
                 15.11%, 02/09/11 ..............................      5,050,000
              Gambro Holding AB
  1,000,000      Facility B2, 7.87%, 06/05/14 ..................        965,830
  1,000,000      Facility C2, 8.37%, 06/05/15 ..................        971,250
 16,587,716   LifeCare Holdings
                 Term Loan, 8.36%, 08/15/12 (e) ................     15,343,638
              Physiotherapy Associates, Inc./
                 Benchmark Medical, Inc.
  1,000,000      Second Lien Term Loan,
                 13.75%, 12/31/13 ..............................        995,000
  5,000,000      Term Loan, 10.25%, 06/28/13 ...................      4,900,000
  3,107,177   Renal Advantage, Inc.
                 Tranche B Term Loan,
                 7.86%, 10/06/12 ...............................      2,986,774
              Rural/Metro Operating Co. LLC
    720,588      Letter of Credit Term Loan,
                 5.19%, 03/04/11 ...............................        689,963
  1,914,706      Term 1 Loan, 7.61%, 03/04/11 ..................      1,833,331
 16,247,062   Select Medical Corp.
                 Tranche B Term Loan,
                 7.36%, 02/24/12 ...............................     15,434,709

--------------------------------------------------------------------------------
PRINCIPAL AMOUNT ($)                                                 VALUE ($)
--------------------------------------------------------------------------------
HEALTHCARE - ALTERNATE SITE SERVICES (CONTINUED)
  1,960,000   Skilled Healthcare LLC
                 First Lien Term Loan,
                 7.57%, 06/15/12 ...............................      1,950,200
  3,000,000   TLC Vision (USA) Corp.
                 Term Advance, 7.96%, 06/20/13 .................      2,947,500
                                                                   ------------
                                                                    102,587,498
                                                                   ------------

HEALTHCARE - MEDICAL PRODUCTS - 8.4%
  6,251,369   American Medical Systems, Inc.
                 Term Loan, 7.58%, 07/20/12 ....................      6,110,714
              CB Diagnostics AB
  2,849,009      Facility B2, 7.48%, 03/09/15 ..................      2,742,171
  8,433,296      Facility C2, 7.73%, 03/09/16 ..................      8,159,214
              CCS Medical, Inc.
  8,846,619      First Lien Term Loan,
                 8.57%, 09/30/12 (f) ...........................      8,741,522
 44,896,156      First Lien Term Loan,
                 8.82%, 09/30/12 ...............................     44,362,790
  4,750,000      Second Lien Term Loan,
                 13.57%, 03/30/13 ..............................      4,785,625
  2,683,534   CompBenefits Corp.
                 Tranche B Term Loan,
                 8.57%, 04/12/12 ...............................      2,660,053
  8,415,000   DSI Renal, Inc.
                 Term Facility, 7.63%, 03/31/13 ................      8,015,288
  2,977,500   Encore Medical IHC, Inc.
                 Term Loan, 7.87%, 11/04/13 ....................      2,917,950
              Fenwal, Inc.
  1,464,286      First Lien Delayed Draw Term Loan,
                 02/28/14 (d) (e) ..............................      1,358,125
 15,603,750      Initial First Lien Term Loan,
                 7.61%, 02/28/14 ...............................     14,472,478
              Golden Gate National Senior Care LLC
  4,566,071      First Lien Term Loan,
                 8.07%, 03/14/11 ...............................      4,543,241
  1,000,000      Second Lien Term Loan,
                 13.07%, 09/14/11 ..............................        990,000
              Graceway Pharmaceuticals LLC
  3,966,667      First Lien Term B Loan,
                 8.07%, 05/03/12 ...............................      3,783,208
  4,500,000      Mezzanine Loan,
                 13.61%, 11/03/13 ..............................      3,735,000
  4,987,500   Health Management Associates, Inc.
                 Term B Loan, 7.10%, 02/28/14 ..................      4,693,437
              HealthSouth Corp.
  7,428,477      Term Loan, 7.89%, 03/10/13 ....................      7,174,721
  9,177,378      Term Loan, 7.86%, 03/10/13 ....................      8,863,879
              IM US Holdings LLC
 15,000,000      First Lien Term Loan,
                 7.34%, 06/26/14 (e) ...........................     14,475,000
  1,000,000      Second Lien Term Loan,
                 11.50%, 06/26/15 ..............................        985,000
              Nyco Holdings 3 ApS
  9,250,000      Facility B2, 7.86%, 12/29/14 ..................      8,567,905
  9,250,000      Facility C2, 8.36%, 12/29/15 ..................      8,660,313
              Patheon, Inc.
  1,197,000      Tranche PB Loan,
                 7.88%, 04/27/14 ...............................      1,161,090
    798,000      Tranche USB Loan,
                 7.88%, 04/27/14 ...............................        774,060
  3,950,000   Pharmaceutical Holdings Corp.
                 Term Loan, 8.76%, 01/30/12 ....................      3,831,500
  2,498,368   Psychiatric Solutions, Inc.
                 Term Loan, 7.14%, 07/01/12 ....................      2,404,680


10 | See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------

AS OF AUGUST 31, 2007                      HIGHLAND FLOATING RATE ADVANTAGE FUND

--------------------------------------------------------------------------------
PRINCIPAL AMOUNT ($)                                                 VALUE ($)
--------------------------------------------------------------------------------
SENIOR LOANS (CONTINUED)

HEALTHCARE - MEDICAL PRODUCTS (CONTINUED)
              Reliant Pharmaceuticals, Inc.
  1,252,674      Delayed Draw Term Loan,
                 8.61%, 03/31/12 ...............................      1,196,304
  4,732,325      Initial Term Loan,
                 8.61%, 03/31/12 ...............................      4,519,371
              Sun Healthcare Group, Inc.
     80,460      Delayed Draw Term Loan,
                 7.36%, 04/19/14 (d) ...........................         78,046
    160,920      Synthetic Letter of Credit,
                 5.26%, 04/19/14 ...............................        156,092
    712,644      Term Loan, 7.36%, 04/19/14 ....................        691,264
              Talecris Biotherapeutics Holdings Corp.
 18,412,487      First Lien Term Loan,
                 8.86%, 12/06/13 ...............................     18,239,962
  7,500,000      Second Lien Term Loan,
                 11.86%, 12/08/14 ..............................      7,514,100
  3,890,841   Triumph Healthcare Second Holdings LLC
                 First Lien Term Loan,
                 8.83%, 07/28/13 ...............................      3,793,570
  8,717,576   Warner Chilcott Co., Inc.
                 Tranche B Acquisition Date
                 Term Loan, 7.36%, 01/18/12 ....................      8,461,454
  2,421,909   Warner Chilcott Corp.
                 Tranche C Acquisition Date
                 Term Loan, 7.36%, 01/18/12 ....................      2,350,754
                                                                   ------------
                                                                    225,969,881
                                                                   ------------

HOUSING - BUILDING MATERIALS - 4.0%
              Atrium Cos., Inc.
  8,870,574      Closing Date Term Facility,
                 8.61%, 05/31/12 ...............................      8,027,869
    890,343      Term Loan B, 06/09/12 (e) .....................        805,761
    985,557   Contech Construction Products
                 Term Loan, 7.40%, 01/31/13 ....................        946,133
  2,858,919   Custom Building Products, Inc.
                 First Lien Term Loan,
                 7.76%, 10/20/11 ...............................      2,687,384
              Jacuzzi Brands Corp.
  3,668,378      First Lien Term Loan B,
                 7.64%, 02/07/14 (f) ...........................      3,324,468
    324,324      Pre-Funded Letter of Credit,
                 5.25%, 02/07/14 (f) ...........................        295,135
 15,666,243   Nortek, Inc.
                 Term Loan, 7.61%, 08/27/11 ....................     15,020,010
  1,485,092   PGT Industries, Inc.
                 First Lien Tranche A-2 Term Loan,
                 8.62%, 02/14/12 ...............................      1,451,678
  3,433,420   Pivotal Group Promontory
                 First Lien Term Loan,
                 8.26%, 08/31/10 ...............................      3,235,998
              Realogy Corp.
 13,563,824      Initial Term B Loan,
                 8.36%, 10/10/13 (e) (f) .......................     12,355,830
  2,935,902      Synthetic Letter of Credit,
                 8.32%, 10/10/13 (e) (f) .......................      2,674,431
  2,977,500   Roofing Supply Group LLC
                 First Lien Term Loan,
                 9.35%, 08/31/13 ...............................      2,858,400
 15,000,000   Spirit Finance Corp.
                 Term Loan, 8.36%, 08/01/13 ....................     13,725,000
  1,000,000   Standard Pacific Corp.
                 Term Loan B, 7.02%, 05/05/13 ..................        920,000
  4,903,669   Stile Acquisition Corp.
                 Canadian Term Loan,
                 7.36%, 04/06/13 ...............................      4,554,283

--------------------------------------------------------------------------------
PRINCIPAL AMOUNT ($)                                                 VALUE ($)
--------------------------------------------------------------------------------
HOUSING - BUILDING MATERIALS (CONTINUED)
  4,230,746   Stile U.S. Acquisition Corp.
                 U.S. Term Loan, 7.36%, 04/06/13 ...............      3,940,940
              WAICCS Las Vegas 3 LLC
 13,000,000      First Lien Term Loan,
                 8.83%, 07/30/08 ...............................     12,870,000
 13,000,000      Second Lien Term Loan,
                 14.33%, 07/30/08 ..............................     12,870,000
  5,000,000   Withers Preserve MB-I
                 B-Note, 9.82%, 12/14/07 .......................      4,975,000
                                                                   ------------
                                                                    107,538,320
                                                                   ------------

HOUSING - REAL ESTATE DEVELOPMENT - 8.9%
  1,000,000   Crescent Resources LLC
                 Term Loan, 8.59%, 09/07/12 ....................        957,500
              Ginn LA Conduit Lender, Inc.
 13,355,517      First Lien Tranche A Credit-Linked
                 Deposit, 5.98%, 06/08/11 (e) ..................     11,686,078
 30,239,211      First Lien Tranche B Term Loan,
                 8.86%, 06/08/11 (e) ...........................     26,459,310
  6,000,000      Second Lien Term Loan,
                 06/08/12 (e) ..................................      4,350,000
  2,143,382   Giraffe Intermediate, LLC
                 Mezzanine Note A-1,
                 7.07%, 08/09/10 ...............................      2,143,382
              Kyle Acquisition Group LLC
  1,142,857      Facility B, 9.13%, 07/20/09 ...................      1,062,857
    857,143      Facility C, 9.13%, 07/20/11 ...................        797,143
              Lake at Las Vegas Joint Venture
 13,842,593      Synthetic Revolver,
                 15.46%, 06/20/12 ..............................     13,704,167
101,157,407      Term Loan, 15.46%, 06/20/12 ...................     92,559,028
  4,929,950   LBREP/L-Suncal Master I LLC
                 First Lien Term Loan,
                 8.61%, 01/19/10 ...............................      4,634,153
 11,992,500   LNR Property Corp.
                 Initial Tranche B Term Loan,
                 8.11%, 07/12/11 ...............................     11,602,744
  3,283,813   Morningside Assisted Living
                 Senior Mortgage Loan,
                 8.40%, 10/12/08 ...............................      3,292,022
  4,500,000   MPH Mezzanine II, LLC
                 Mezzanine 2B, 8.85%, 02/09/08  ................      4,488,750
  2,850,000   MPH Mezzanine III, LLC
                 Mezanine 3, 9.85%, 02/09/08 ...................      2,842,875
 20,000,000   MPH Mezzanine IV, LLC
                 Mezzanine 4, 02/09/08 (e) .....................     19,950,000
    606,618   MPO Intermediate LLC
                 Mezzanine Note A-1,
                 7.07%, 08/09/10 ...............................        606,618
  2,024,740   November 2005 Land Investors, LLC
                 First Lien Term Loan,
                 8.32%, 05/09/11 ...............................      1,872,885
              Tamarack Resort LLC
  3,196,689      Tranche A Credit-Linked Deposit,
                 5.26%, 05/19/11 ...............................      3,180,705
  4,735,095      Tranche B Term Loan,
                 8.60%, 05/19/11 ...............................      4,379,963
 17,098,651   Westgate Investments, LLC
                 Senior Secured Loan,
                 13.00%, 09/25/10 (g) ..........................     17,782,597
  4,000,000   Weststate Land Partners LLC
                 First Lien Term Loan,
                 8.61%, 11/01/07 ...............................      3,940,000
              Woodlands Commercial Properties
                 Co., LP
  4,946,667      Bridge Loan, 8.11%, 02/28/08 ..................      4,952,850


                            See accompanying Notes to Financial Statements. | 11

--------------------------------------------------------------------------------

AS OF AUGUST 31, 2007                      HIGHLAND FLOATING RATE ADVANTAGE FUND

--------------------------------------------------------------------------------
PRINCIPAL AMOUNT ($)                                                 VALUE ($)
--------------------------------------------------------------------------------
SENIOR LOANS (CONTINUED)

HOUSING - REAL ESTATE DEVELOPMENT (CONTINUED)
              Woodlands Commercial Properties
                 Co., LP (continued)
    400,000      Secured Term Loan,
                 7.31%, 08/29/09 ...............................        400,500
  1,600,000   Woodlands Land Development Co., LP
                 Secured Term Loan,
                 7.31%, 08/29/09 ...............................      1,602,000
                                                                   ------------
                                                                    239,248,127
                                                                   ------------

INFORMATION TECHNOLOGY - 5.8%
  9,750,390   Applied Systems, Inc.
                 Term Loan, 7.85%, 09/26/13 ....................      9,555,382
              Aspect Software, Inc.
  2,545,000      Second Lien Term Loan,
                 12.44%, 07/11/12 ..............................      2,405,025
  1,985,000      Tranche A-1 Term Loan,
                 8.38%, 07/11/11 ...............................      1,875,825
  1,875,000   Billing Services Group North
                 America, Inc.
                 U.S. Term Loan, 7.94%, 05/05/12 ...............      1,877,344
              Caritor, Inc.
 11,162,791      Closing Date Term Loan,
                 7.61%, 06/04/13 ...............................     10,213,953
    837,209      Synthetic Letter of Credit Loan,
                 7.61%, 06/04/13 ...............................        766,047
  1,975,075   Corel Corp.
                 Term Loan, 9.50%, 05/02/12 ....................      1,935,573
    987,450   Deltek Systems, Inc.
                 Term Loan, 7.75%, 04/22/11 ....................        952,889
  6,975,019   DTN, Inc.
                 Tranche C Term Loan,
                 8.37%, 03/10/13 ...............................      6,870,393
 20,150,000   Freescale Semiconductor, Inc.
                 (Citibank LOC)
                 7.11%, 11/29/13 (e) ...........................     18,921,253
              GXS Corp.
  1,873,333      First Lien Term Loan,
                 10.35%, 07/29/11 ..............................      1,901,433
  2,000,000      Second Lien Term Loan,
                 14.61%, 01/29/12 ..............................      1,990,000
              Infor Enterprise Solutions
                 Holdings, Inc.
  4,085,134      Delayed Draw Term Loan,
                 9.11%, 07/28/12 ...............................      3,840,026
  7,829,841      Initial U.S. Term Facility,
                 9.11%, 07/28/12 ...............................      7,320,901
              Intergraph Corp.
 10,581,619      First Lien Term Loan,
                 7.45%, 05/29/14 (e) ...........................     10,204,702
  2,000,000      Second Lien Term Loan,
                 11.51%, 11/28/14 ..............................      1,982,500
              IPC Systems, Inc.
  1,000,000      Second Lien Tranche B Term Loan,
                 10.61%, 06/01/15 ..............................        876,250
 12,250,000      Tranche B-1 Term Loan,
                 7.61%, 06/02/14 ...............................     10,810,625
  2,000,000   Metrologic Instruments, Inc.
                 Second Lien Add-on Term Loan,
                 11.59%, 04/10/15 ..............................      1,907,500
 12,000,000   NameMedia, Inc.
                 Term Loan, 11.33%, 09/07/08 ...................     11,820,000
  2,747,311   Open Text Corp.
                 Term Loan, 8.01%, 10/02/13 ....................      2,678,628

--------------------------------------------------------------------------------
PRINCIPAL AMOUNT ($)                                                 VALUE ($)
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
  2,000,000   Quantum Corp.
                 Term Loan, 8.82%, 07/14/14 ....................      1,970,000
  2,683,282   Ridgefield Midco Sarl
                 Facility A2, 13.11%, 09/30/16 .................      2,558,268
              SCS Holdings II Inc.
                 (Sirius Computer Solutions)
  3,672,308      First Lien Term Loan,
                 8.10%, 11/30/12 ...............................      3,598,862
  2,000,000      Second Lien Term Loan,
                 11.35%, 05/30/13 ..............................      1,960,000
    135,088   Secure Computing Corp.
                 Term Loan, 8.60%, 08/31/13 ....................        133,737
  5,152,500   Serena Software, Inc.
                 Term Loan, 7.34%, 03/11/13 ....................      5,030,128
  1,946,921   Sitel, LLC
                 U.S. Term Loan, 7.85%, 01/30/14 ...............      1,854,442
 10,143,464   SunGard Data Systems, Inc.
                 Term Loan B, 7.36%, 02/28/13 ..................      9,867,765
  7,231,875   Vangent, Inc.
                 Term Loan, 7.62%, 02/14/13 ....................      6,888,361
  8,446,154   Verint Systems, Inc.
                 Term Loan, 8.11%, 05/27/14 ....................      8,171,654
    997,500   Vertafore, Inc.
                 Term Loan, 8.01%, 01/31/12 ....................        957,600
              X-Rite, Inc.
    879,015      First Lien Initial Term Loan,
                 7.62%, 06/29/12 ...............................        861,435
  1,000,000      Second Lien Term Loan,
                 10.35%, 06/28/13 ..............................        980,000
                                                                   ------------
                                                                    155,538,501
                                                                   ------------

MANUFACTURING - 1.7%
  1,985,000   Acument Global Technologies, Inc.
                 Term Loan, 8.85%, 08/11/13 ....................      1,965,150
    888,889   CI Acquisition, Inc.
                 Term Loan B, 7.39%, 10/17/12 ..................        871,111
  1,490,921   Coinmach Corp.
                 Tranche B-1 Term Loan,
                 7.97%, 12/19/12 ...............................      1,464,830
              Doncasters Group Ltd.
  2,660,953      Facility B2, 7.82%, 04/03/15 ..................      2,574,472
  2,660,953      Facility C2, 8.32%, 04/03/16 ..................      2,587,777
              Elster Group GmbH
    868,082      USD Term Loan B1,
                 7.38%, 08/01/13 ...............................        837,699
    868,082      USD Term Loan C1,
                 7.88%, 08/01/14 ...............................        842,039
              FCI International S.A.S.
    509,496      Term Loan B2A, 7.76%, 03/10/14 ................        494,634
    509,496      Tranche B3C, 7.76%, 11/03/13 ..................        494,634
              FCI SA
    490,504      Term Loan B2B, 7.76%, 03/10/14 ................        476,196
    490,503      Tranche B4B, 7.76%, 11/03/13 ..................        476,863
              FCI USA, Inc.
  1,000,000      Facility B1, 7.76%, 03/10/14 ..................        970,830
  1,000,000      Tranche B5B, 7.76%, 11/03/13 ..................        970,830
  2,382,353   Foamex L.P.
                 First Lien Term Loan,
                 7.76%, 02/12/13 ...............................      2,197,721
  2,992,500   FR Brand Acquisition Corp.
                 First Lien Term Loan
                 B, 7.63%, 02/07/14 ............................      2,797,988
  1,250,000   Generac Acquisition Corp.
                 First Lien Term Loan,
                 7.86%, 11/10/13 ...............................      1,114,575


12 | See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------

AS OF AUGUST 31, 2007                      HIGHLAND FLOATING RATE ADVANTAGE FUND

--------------------------------------------------------------------------------
PRINCIPAL AMOUNT ($)                                                 VALUE ($)
--------------------------------------------------------------------------------
SENIOR LOANS (CONTINUED)

MANUFACTURING (CONTINUED)
  4,950,000   Global Petroleum Inc.
                 Term Loan, 9.90%, 09/18/13 ....................      4,801,500
  5,000,000   Jason, Inc.
                 Term Loan, 8.03%, 04/30/10 ....................      4,800,000
              Matinvest 2 SAS / Butterfly Wendal
                 US, Inc.
  2,250,000      B-2 Facility, 7.83%, 06/22/14 .................      2,131,875
  2,250,000      C-2 Facility, 8.14%, 06/22/15 .................      2,143,125
  1,888,113   Mueller Water Products, Inc.
                 Term Loan B, 7.19%, 05/26/14 ..................      1,846,235
              Neggio Holding 4 GMBH
    500,000      US Term Loan B, 7.58%, 12/23/14 ...............        476,875
    500,000      USD Term Loan C, 7.83%, 12/23/15 ..............        479,375
  5,000,000   Polypore, Inc.
                 US Term Loan, 7.58%, 07/03/14 .................      4,781,250
  3,009,035   United Central Industrial Supply Co., LLC
                 Term Loan, 8.09%, 03/31/12 ....................      2,858,584
                                                                   ------------
                                                                     45,456,168
                                                                   ------------

METALS/MINERALS - OTHER METALS/MINERALS - 1.3%
  3,000,000   Algoma Steel, Inc.
                 Term Loan, 7.86%, 06/20/13 ....................      2,872,500
  1,488,750   CST Industries, Inc.
                 Term Loan, 8.11%, 08/09/13 ....................      1,419,866
  1,657,895   Euramax International Holdings B.V.
                 Second Lien European Loan,
                 13.36%, 06/29/13 ..............................      1,541,842
              Euramax International, Inc.
  4,094,017      Domestic Term Loan,
                 8.38%, 06/29/12 ...............................      3,773,292
  3,342,105      Second Lien Domestic Term Loan,
                 13.36%, 06/29/13 ..............................      3,058,026
  3,000,000   JW Aluminum Co.
                 Second Lien Term Loan,
                 11.78%, 12/16/13 ..............................      3,030,000
  5,000,000   Kaiser Aluminum & Fabricated
                 Products, LLC Term Loan,
                 9.58%, 07/06/11 ...............................      4,975,000
  9,666,564   Murray Energy Corp.
                 Tranche B Term Loan,
                 8.54%, 01/28/10 ...............................      9,618,231
    763,307   Oglebay Norton Co.
                 Tranche B Term Loan,
                 7.61%, 07/31/12 ...............................        748,041
  2,925,463   Universal Buildings Products, Inc.
                 Term Loan, 8.63%, 04/28/12 ....................      2,910,836
                                                                   ------------
                                                                     33,947,634
                                                                   ------------

METALS/MINERALS - STEEL - 0.2%
              Almatis Holdings 9 B.V.
    659,465      Term Loan B2, 7.70%, 04/27/15 .................        634,735
  1,340,535      Term Loan B4, 7.70%, 04/27/15 .................      1,290,265
    659,465      Term Loan C2, 8.08%, 04/26/16 .................        638,863
  1,340,535      Term Loan C4, 8.08%, 04/26/16 .................      1,298,657
              Standard Steel, LLC
    166,667      Delayed Draw Term Loan,
                 8.04%, 07/02/12 ...............................        160,833
    825,000      Initial Term Loan, 7.86%, 07/02/12 ............        796,125
                                                                   ------------
                                                                      4,819,478
                                                                   ------------

--------------------------------------------------------------------------------
PRINCIPAL AMOUNT ($)                                                 VALUE ($)
--------------------------------------------------------------------------------
RETAIL - 6.3%
              Blockbuster Entertainment Corp.
  1,168,517      Tranche A Term Loan,
                 9.37%, 08/20/09 ...............................      1,133,952
 25,695,905      Tranche B Term Loan,
                 9.45%, 08/20/11 ...............................     24,981,302
 42,935,942   Burlington Coat Factory
                 Warehouse Corp.
                 Term Loan, 7.76%, 05/28/13 ....................     40,386,406
 10,000,000   Dollar General Corp.
                 Tranche B-1 Term Loan,
                 8.07%, 07/07/14 ...............................      9,315,600
  2,925,469   Dollarama Group LP
                 Term Loan B, 7.11%, 11/18/11 ..................      2,837,705
  3,990,000   Eddie Bauer, Inc.
                 Term Loan, 8.87%, 04/01/14 ....................      3,890,250
  3,491,250   General Nutrition Centers, Inc.
                 Term Loan, 7.61%, 09/16/13 ....................      3,290,503
 35,276,033   Home Interiors & Gifts, Inc.
                 Initial Term Loan,
                 10.36%, 03/31/11 ..............................     21,342,000
    886,909   MAPCO Express, Inc./MAPCO
                 Family Centers, Inc.
                 Term Loan, 8.11%, 04/28/11 ....................        869,170
 15,959,799   Michaels Stores, Inc.
                 Replacement Loan,
                 7.63%, 10/31/13 ...............................     15,088,713
  1,995,000   Mother's Work, Inc.
                 Term Loan, 7.86%, 03/13/13 ....................      1,855,350
              Movie Gallery, Inc.
  1,380,000      First Lien Synthetic Letter of Credit,
                 10.86%, 03/08/12 (e) ..........................      1,160,925
 33,066,000      First Lien Term Loan,
                 10.86%, 03/08/12 (e) ..........................     27,816,773
  5,462,481   Sally Holdings, LLC
                 Term B Loan, 7.86%, 11/18/13 ..................      5,312,263
  1,485,000   Sports Authority, Inc., The
                 Term Loan B, 7.60%, 05/03/13 ..................      1,395,900
  1,990,000   Totes Isotoner Corp.
                 First Lien Term Loan,
                 7.84%, 01/31/13 ...............................      1,930,300
  4,000,000   Toys "R" Us
                 Tranche B Term Loan,
                 9.76%, 07/19/12 ...............................      3,973,000
  4,000,000   TRU 2005 Holding Co. I, Ltd.
                 Term Loan, 8.32%, 10/09/10 ....................      3,940,000
                                                                   ------------
                                                                    170,520,112
                                                                   ------------

SERVICE - ENVIRONMENTAL SERVICES - 0.5%
  1,477,855   Duratek, Inc.
                 Term Loan, 7.66%, 06/07/13 ....................      1,420,588
              EnergySolutions, LLC
    157,233      Synthetic Letter of Credit,
                 7.84%, 06/07/13 ...............................        151,140
  3,082,946      Term Loan, 7.66%, 06/07/13 ....................      2,963,481
              Safety-Kleen Systems, Inc.
  1,220,339      Synthetic Letter of Credit,
                 7.88%, 08/02/13 ...............................      1,195,932
  4,642,881      Term Loan B, 7.88%, 08/02/13 ..................      4,550,024
  3,990,000   Valleycrest Companies LLC
                 Term Loan, 7.35%, 03/12/14 ....................      3,910,200
                                                                   ------------
                                                                     14,191,365
                                                                   ------------


                            See accompanying Notes to Financial Statements. | 13

--------------------------------------------------------------------------------

AS OF AUGUST 31, 2007                      HIGHLAND FLOATING RATE ADVANTAGE FUND

--------------------------------------------------------------------------------
PRINCIPAL AMOUNT ($)                                                 VALUE ($)
--------------------------------------------------------------------------------
SENIOR LOANS (CONTINUED)

SERVICE - OTHER SERVICES - 3.2%
  4,000,000   Audio Visual Services Group, Inc.
                 Second Lien Loan,
                 10.86%, 08/28/14 ..............................      3,840,000
  4,000,000   BearingPoint, Inc.
                 Letter of Credit Loan,
                 9.29%, 05/30/12 ...............................      3,860,000
  1,900,000   Cydcor, Inc.
                 First Lien Tranche B Term Loan,
                 8.61%, 02/05/13 ...............................      1,890,500
  9,949,749   Education Management LLC
                 Tranche C Term Loan,
                 7.13%, 06/01/13 ...............................      9,515,741
  6,902,848   NES Rentals Holdings, Inc.
                 Second Lien Permanent Term Loan,
                 12.13%, 07/20/13 ..............................      6,786,328
  9,749,049   Rental Service Corp.
                 Second Lien Initial Term Loan,
                 8.86%, 11/30/13 ...............................      9,651,558
 48,931,177   Sabre, Inc.
                 Initial Term Loan, 7.61%, 09/30/14 ............     45,505,995
    766,871   Survey Sampling International LLC
                 Term Loan, 7.86%, 05/06/11 ....................        751,534
              United Rentals, Inc.
  1,357,315      Initial Term Loan, 7.32%, 02/14/11 ............      1,331,865
  2,710,600      Tranche B Credit-Linked Deposit,
                 5.32%, 02/14/11 ...............................      2,676,718
                                                                   ------------
                                                                     85,810,239
                                                                   ------------

TELECOMMUNICATIONS - 7.7%
 11,500,000   Discovery Communications Holding LLC
                 Term B Loan, 7.36%, 05/14/14 ..................     11,198,125
              Global Tel Link Corp.
    260,870      Acquisition Synthetic Deposit,
                 6.36%, 02/13/08 ...............................        254,348
    391,304      Acquisition Term Loan,
                 10.75%, 02/14/13 ..............................        381,522
     65,217      Synthetic Deposit,
                 5.25%, 02/14/08 ...............................         63,587
    770,870      Term Facility, 8.85%, 02/13/08 ................        751,598
 36,750,000   Gray Television, Inc.
                 Term Loan B, 6.86%, 12/31/14 ..................     34,728,750
  9,925,000   Intelsat Corp.
                 Tranche B-2 Term Loan,
                 7.35%, 01/03/14 ...............................      9,637,175
 53,250,000   Level 3 Financing, Inc.
                 Term Loan, 7.61%, 03/13/14 ....................     50,986,875
  1,464,844   Maritime Telecommunications
                 Network, Inc.
                 First Lien Term Loan,
                 8.11%, 05/11/12 ...............................      1,435,547
  6,573,658   PaeTec Holding Corp.
                 Replacement Term Loan,
                 7.82%, 02/28/13 (e) ...........................      6,465,234
  2,000,000   SkillSoft Corp.
                 Term Loan, 8.11%, 05/14/13 ....................      1,970,000
  8,424,240   Sorenson Communications, Inc.
                 Tranche C Term Loan,
                 7.86%, 08/16/13 ...............................      8,171,513

--------------------------------------------------------------------------------
PRINCIPAL AMOUNT ($)                                                 VALUE ($)
--------------------------------------------------------------------------------
TELECOMMUNICATIONS (CONTINUED)
  3,712,500   Stratos Global Corp./Stratos Funding LP
                 Term B Facility, 8.11%, 02/13/12 ..............      3,642,891
  3,466,101   Time Warner Telecom Holdings Inc.
                 Term Loan B, 7.36%, 01/07/13 ..................      3,405,444
    181,208   Univision Communications Inc
                 Delayed Draw Term Loan
                 08/15/14 (d) (e) ..............................        168,185
              Univision Communications, Inc.
 72,348,993      Initial Term Loan, 7.61%, 09/29/14 (e) ........     67,149,271
  8,000,000      Second Lien Loan, 7.82%, 02/12/09 .............      7,920,000
                                                                   ------------
                                                                    208,330,065
                                                                   ------------
TELECOMMUNICATIONS - CLEC - 0.3%
  7,875,000   Consolidated Communications, Inc.
                 Term D Loan, 7.09%, 10/14/11 ..................      7,638,750
                                                                   ------------

TELECOMMUNICATIONS - DATA/INTERNET - 0.1%
  2,000,000   Pine Tree Holdings/Country Road
                 Communications, Inc.
                 Second Lien Term Loan,
                 13.11%, 07/15/13 ..............................      1,985,000
                                                                   ------------

TELECOMMUNICATIONS - FIBER/LONG DISTANCE - 0.6%
  6,500,000   FairPoint Communications, Inc.
                 Replacement B Term Loan,
                 7.13%, 02/08/12 ...............................      6,329,375
  4,000,000   Hawaiian Telcom Communications, Inc.
                 Tranche C Term Loan,
                 7.61%, 06/02/14 ...............................      3,810,000
  6,500,000   Qwest Corp.
                 Tranche B Term Loan,
                 6.95%, 06/30/10 (g) ...........................      6,556,875
                                                                   ------------
                                                                     16,696,250
                                                                   ------------

TRANSPORTATION - AUTO - 6.1%
     31,161   Carey International, Inc.
                 Second Lien Term Loan,
                 16.53%, 05/10/12 ..............................         31,317
    309,539   Cooper-Standard Automotive
                 Canada Ltd.
                 Tranche B Term Loan,
                 7.88%, 12/23/11 ...............................        302,835
    269,394   Cooper-Standard Automotive, Inc.
                 Term Loan D, 7.88%, 12/23/11 ..................        263,559
 27,000,000   Dana Corp.
                 Term Loan, 7.98%, 04/13/08 (e) ................     26,679,510
              Delphi Corp.
  6,000,000      Tranche B Term Loan,
                 7.63%, 12/31/07 ...............................      5,904,960
 39,107,500      Tranche C Term Loan,
                 8.13%, 12/31/07 ...............................     38,618,656
  6,000,000   Federal-Mogul Corp.
                 DIP Term Loan, 7.25%, 12/31/07 ................      5,951,280
 52,735,000   Ford Motor Co.
                 Term Loan, 8.36%, 12/16/13 ....................     49,620,471
 12,437,500   General Motors Corp.
                 Secured Term Loan,
                 7.74%, 11/29/13 ...............................     11,927,563
              Hertz Corp.
    444,444      Letter of Credit, 5.36%, 12/21/12 .............        432,849
  2,476,460      Tranche B Term Loan,
                 7.10%, 12/21/12 ...............................      2,413,211


14 | See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------

AS OF AUGUST 31, 2007                      HIGHLAND FLOATING RATE ADVANTAGE FUND

--------------------------------------------------------------------------------
PRINCIPAL AMOUNT ($)                                                 VALUE ($)
--------------------------------------------------------------------------------
SENIOR LOANS (CONTINUED)

TRANSPORTATION - AUTO (CONTINUED)
              Key Safety Systems, Inc.
 17,886,438      First Lien Term Loan,
                 7.68%, 03/08/14 (e) ..........................      16,992,116
  2,000,000      Second Lien Term Loan,
                 10.54%, 09/08/14 .............................       1,935,000
  3,792,946   Tire Rack Holdings, Inc.
                 Tranche B Term Loan,
                 7.11%, 06/24/12 ..............................       3,736,052
    493,182   United Components, Inc.
                 Tranche D Term Loan,
                 7.38%, 06/30/12 ..............................         480,852
                                                                  -------------
                                                                    165,290,231
                                                                  -------------

TRANSPORTATION - LAND - 0.5%
    972,273   JHT Holdings, Inc.
                 Term Loan B, 8.62%, 12/21/12 .................         918,798
  2,537,454   Ozburn-Hessey Holding Co., LLC
                 Term Loan, 8.63%, 08/10/12 ...................       2,445,471
              Quality Distribution, Inc.
  2,427,481      Synthetic Letters of Credit,
                 5.25%, 11/13/09 ..............................       2,415,343
  5,562,141      Term Loan, 8.42%, 11/13/09 (f) ...............       5,534,331
    856,521      Term Loan, 8.32%, 11/13/09 ...................         852,238
  3,125,967   SIRVA Worldwide, Inc.
                 Tranche B Term Loan,
                 12.61%, 12/01/10 .............................       2,403,869
                                                                  -------------
                                                                     14,570,050
                                                                  -------------

UTILITIES - 4.5%
  2,000,000   ANP Funding I, LLC
                 Tranche A Term Loan,
                 8.86%, 07/29/10 ..............................       1,998,760
  4,500,000   Astoria Generating Co. Acquisitions LLC
                 Second Lien Term Loan C,
                 9.11%, 08/23/13 ..............................       4,429,125
              Boston Generating LLC
    579,310      First Lien Revolving Credit,
                 5.23%, 12/20/13 ..............................         560,239
  2,068,965      First Lien Synthetic Letter of Credit
                 Facility, 5.24%, 12/20/13 ....................       2,000,855
  9,304,966      First Lien Term Loan,
                 7.60%, 12/20/13 ..............................       8,998,646
  2,000,000      Mezzanine, 12.35%, 12/21/16 ..................       2,075,000
  2,000,000      Second Lien Term Loan,
                 9.61%, 06/20/14 ..............................       1,996,680
              Coleto Creek Power, LP
  8,428,803      First Lien Term Loan,
                 8.11%, 06/28/13 ..............................       8,007,363
  5,940,000      Second Lien Term Loan,
                 9.35%, 06/28/13 ..............................       5,702,400
    512,291      Synthetic Letter of Credit,
                 6.33%, 06/28/13 ..............................         486,677
              Covanta Energy Corp.
    329,897      Funded Letter of Credit,
                 5.24%, 02/09/14 ..............................         327,835
    668,428      Term Loan, 6.88%, 02/09/14 ...................         652,974
  3,891,020   Entegra TC LLC
                 Third Lien Term Loan,
                 11.36%, 04/19/14 .............................       3,813,199
  3,960,000   GBGH LLC
                 First Lien Term Loan,
                 10.76%, 08/07/13 .............................       3,969,900

--------------------------------------------------------------------------------
PRINCIPAL AMOUNT ($)                                                 VALUE ($)
--------------------------------------------------------------------------------
UTILITIES (CONTINUED)
    448,718   Kelson Energy Inc
                 First Lien Term Loan, 03/08/14 (e) ...........         406,090
              Longview Power, LLC
     60,000      Delayed Draw Loan,
                 7.81%, 02/28/14 ..............................          56,513
    133,333      Synthetic Line of Credit,
                 7.63%, 02/28/14 ..............................         125,584
  2,000,000      Synthetic Revolver,
                 7.63%, 02/28/13 ..............................       1,821,200
    400,000      Term B Loan, 7.63%, 02/28/14 .................         376,752
              Mach Gen, LLC
  5,410,313      First Lien Term B Loan,
                 7.50%, 02/22/14 ..............................       5,157,813
    562,500      Synthetic Letter of Credit,
                 7.36%, 02/22/13 ..............................         540,000
  2,412,837   Mirant North America, LLC
                 Term Loan, 7.42%, 01/03/13 ...................       2,346,484
              NATG Holdings LLC
      8,316      Credit-Linked Certificate of Deposit,
                 6.08%, 01/23/09 (c) ..........................           7,235
    126,579      Term Loan A, 8.75%, 01/23/09 (c) .............          22,468
     92,678      Term Loan B-1,
                 12.25%, 01/23/10 (c) .........................          16,219
              NE Energy, Inc.
  4,397,186      First Lien Term Loan B,
                 7.86%, 11/01/13 ..............................       4,309,242
  1,000,000      Second Lien Term Loan,
                 9.88%, 05/01/14 ..............................         990,000
    528,455      Synthetic Letter of Credit,
                 7.85%, 11/01/13 ..............................         517,886
              NRG Energy, Inc.
  6,735,891      Credit-Linked Deposit,
                 7.07%, 02/01/13 (e) ..........................       6,424,356
 16,225,216      Term Loan, 06/08/14 (d) (e) ..................      15,623,585
              Ridgefield Acquisition Sarl
  4,671,923      Facility B3, 7.61%, 03/30/15 .................       4,525,925
  4,671,923      Facility C3, 7.86%, 03/28/16 .................       4,549,284
  4,426,190   Riverside Energy Center LLC
                 Term Loan, 9.82%, 06/24/11 ...................       4,415,125
              Rocky Mountain Energy Center LLC
    361,073      Credit-Linked Certificate of Deposit,
                 5.22%, 06/24/11 ..............................         360,171
  2,718,298      Term Loan, 9.57%, 06/24/11 ...................       2,711,502
              TECO Panda - Union Power Partners, L.P.
    353,774      Tranche A Term Loan, 06/01/12 (e) ............         641,805
    339,623      Tranche B Term Loan, 06/01/20 (e) ............         616,133
              TECO Panda Generating Co. -
                 Gila River Power L.P.
    601,415      Tranche A Term Loan, 06/01/12 (e) ............       1,091,069
    580,189      Tranche B Term Loan, 06/01/20 (e) ............       1,052,561
              TPF Generation Holdings LLC
 11,594,549      First Lien Term Loan,
                 7.36%, 12/15/13 (e) ..........................      11,116,273
  4,000,000      Second Lien Term Loan,
                 9.61%, 12/15/14 ..............................       3,845,000
  1,853,177      Synthetic Letter of Credit,
                 7.36%, 12/15/13 (e) ..........................       1,776,734
    686,648      Synthetic Revolver,
                 7.36%, 12/15/11 (e) ..........................         658,324
                                                                  -------------
                                                                    121,120,986
                                                                  -------------

WIRELESS - CELLULAR/PCS - 4.4%
  3,562,534   Centennial Cellular Operating Co.
                 Term Loan, 7.36%, 02/09/11 ...................       3,491,284
 42,010,315   Cricket Communications, Inc.
                 Term B Loan, 7.36%, 06/16/13 .................      40,907,544


                            See accompanying Notes to Financial Statements. | 15

--------------------------------------------------------------------------------

AS OF AUGUST 31, 2007                      HIGHLAND FLOATING RATE ADVANTAGE FUND

--------------------------------------------------------------------------------
PRINCIPAL AMOUNT ($)                                                 VALUE ($)
--------------------------------------------------------------------------------
SENIOR LOANS (CONTINUED)

WIRELESS - CELLULAR/PCS (CONTINUED)
 15,678,302   Insight Midwest Holdings, LLC
                 Term Loan B, 7.36%, 04/06/14 .................      15,309,862
              MetroPCS Wireless, Inc.
 52,425,365      Tranche B Term Loan,
                 7.63%, 11/04/13 (e) ..........................      51,136,749
  6,977,412      Tranche B Term Loan,
                 7.62%, 11/04/13 ..............................       6,805,907
                                                                  -------------
                                                                    117,651,346
                                                                  -------------

WIRELESS - WIRELESS INFRASTRUCTURE - 0.1%
  1,000,000   CellNet Data Systems, Inc.
                 Second Lien Term Loan,
                 9.62%, 10/22/11 ..............................         975,000
  1,965,000   DPI Holdings, LLC
                 Term Loan, 7.32%, 09/30/10 ...................       1,935,525
                                                                  -------------
                                                                      2,910,525
                                                                  -------------

                 Total Senior Loans
                    (Cost $3,308,229,676) .....................   3,163,525,924
                                                                  -------------

PRINCIPAL AMOUNT
----------------

FOREIGN DENOMINATED SENIOR LOANS (a) - 16.6%

AUSTRALIA- 2.8%
AUD
              PBL Media Finance Pty., Ltd.
  5,500,000      Term Loan A, 8.78%, 02/07/13 .................       4,282,836
 21,000,000      Term Loan B, 9.03%, 02/07/13 (e) .............      16,657,436
 30,000,000   Sacher Funding Ltd.
                 Euro Term Loan, 9.96%, 05/14/14 ..............      39,670,638
 19,702,381   Seven Media Group
                 Facility A Term Loan,
                 8.87%, 12/22/13 (e) ..........................      15,467,861
                                                                  -------------
                                                                     76,078,771
                                                                  -------------

DENMARK - 0.5%
EUR
              Nordic Telephone Co. Holdings APS
  2,265,808      Facility B2, 6.10%, 04/10/14 .................       3,011,646
  2,731,611      Facility C2, 6.35%, 04/10/15 .................       3,648,094
  5,000,000   Nyco Holdings 3 ApS
                 Second Lien, Facility D
                 9.16%, 06/29/16 ..............................       6,381,724
                                                                  -------------
                                                                     13,041,464
                                                                  -------------

FRANCE - 1.7%
GBP
              Ristretto Investissements SAS
  1,050,000      Tranche E-B2 GBP,
                 8.43%, 09/30/13 (e) ..........................       2,062,322
  1,050,000      Tranche E-C2 GBP,
                 8.80%, 09/30/14 (e) ..........................       2,072,911
EUR
              Ypso Holding SA
    221,431      Capex Term Loan,
                 6.23%, 12/15/12 (d) ..........................         286,740
      7,571      Eur A (Acq) 1 Facility,
                 6.23%, 06/06/13 ..............................           9,857
      1,790      Eur A (Acq) 2 Facility,
                 6.23%, 06/06/13 ..............................           2,318

--------------------------------------------------------------------------------
PRINCIPAL AMOUNT                                                     VALUE ($)
--------------------------------------------------------------------------------
FRANCE (CONTINUED)
EUR
              Ypso Holding SA (continued)
     12,659      Eur A Recap 1 Facility,
                 6.23%, 06/06/13 ..............................          16,305
        480      Eur A Recap 2 Facility,
                 6.23%, 06/06/13 ..............................             618
  3,466,793      Eur B Acq 1 Facility,
                 6.61%, 06/15/14 ..............................       4,526,577
  5,656,346      Eur B Acq 2 Facility,
                 6.61%, 06/15/14 ..............................       7,385,467
  8,983,252      Eur B Recap 1 Facility,
                 6.61%, 06/15/14 ..............................      11,654,935
  4,690,407      Eur C Acq, 6.86%, 12/31/15 ...................       6,163,121
  8,809,593      Eur C Recap, 6.86%, 12/31/15 .................      11,575,666
                                                                  -------------
                                                                     45,756,837
                                                                  -------------

GERMANY - 1.6%
EUR
              CBR Fashion GMBH
  4,500,000      Second Lien Facility,
                 8.18%, 10/19/16 ..............................       5,904,586
  1,000,000      Term B Facility, 6.31%, 04/17/15 .............       1,305,314
  1,000,000      Term C Facility, 6.56%, 04/17/15 .............       1,312,130
  6,000,000   Iesy Hessen/ISH NRW GMBH/
                 Arena Sport
                 Euro Senior Secured Term Loan,
                 7.34%, 10/15/11 ..............................       7,893,230
              Kabel Baden Wurttemburg GMBH
                 & CO. KG
  2,500,000      Second Lien Facility,
                 9.12%, 12/09/15 ..............................       3,308,204
  1,826,284      Term B Facility, 6.62%, 06/09/14 .............       2,401,775
  1,826,284      Term C Facility, 7.12%, 06/09/15 .............       2,409,393
              Lavena Holding 3 GMBH
  7,500,000      Facility D, 09/02/16 (e) .....................       9,355,318
  7,000,000      Mezzanine Facility, 03/02/17 (e) .............       9,017,913
    879,378   Schieder Mobel Holding, GMBH
                 Delayed Draw Term Loan,
                 13.03%, 07/20/08 (d) (g) .....................         869,140
                                                                  -------------
                                                                     43,777,003
                                                                  -------------

IRELAND - 0.1%
EUR
  1,000,000   BCM Ireland Holdings Ltd.
                 Facility D, 8.28%, 03/31/16 ..................       1,319,233
                                                                  -------------

ITALY - 1.0%
EUR
      4,456   Pirelli Cables
                 Euro Term Loan C2,
                 6.85%, 08/04/12 ..............................           6,147
              Wind Telecommunicatione S.p.A.
  6,843,118      A1 Term Loan Facility,
                 5.96%, 05/26/12 ..............................       9,116,103
  6,750,000      B1 Term Loan Facility,
                 6.51%, 05/26/13 ..............................       8,971,903
  6,750,000      C1 Term Loan Facility,
                 7.26%, 05/26/14 ..............................       9,017,913
                                                                  -------------
                                                                     27,112,066
                                                                  -------------


16 | See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------

AS OF AUGUST 31, 2007                      HIGHLAND FLOATING RATE ADVANTAGE FUND

--------------------------------------------------------------------------------
PRINCIPAL AMOUNT                                                     VALUE ($)
--------------------------------------------------------------------------------
FOREIGN DENOMINATED SENIOR LOANS (CONTINUED)

NETHERLANDS - 1.3%
EUR
              Amsterdamse Beheer- En
                 Consultingmaatschappij B.V.
  4,388,443      Casema B1 Term Loan,
                 6.61%, 09/12/14 ..............................       5,840,468
              Amsterdamse Beheer- En
                 Consultingmaatschappij B.V. (continued)
  2,279,577      Casema B2 Term Loan,
                 6.61%, 09/12/14 ..............................       3,061,024
  6,668,019      Casema C Term Loan,
                 7.11%, 09/12/15 ..............................       8,919,751
  1,500,000      Casema D Term Loan Second Lien,
                 8.36%, 03/12/16 ..............................       2,007,171
  5,150,162      Kabelcom B Term Loan,
                 6.61%, 09/12/14 ..............................       6,915,655
  5,150,162      Kabelcom C Term Loan,
                 7.11%, 09/12/15 ..............................       6,915,655
  1,000,000      Kabelcom D Term Loan,
                 8.36%, 03/12/16 ..............................       1,338,114
                                                                  -------------
                                                                     34,997,838
                                                                  -------------

SPAIN - 0.3%
EUR
              Gasmedi 2000 S.A. / Nattai, S.L.U.
  1,666,667      Tranche B Term Loan,
                 6.65%, 08/11/14 ..............................       2,215,285
  1,666,667      Tranche C Term Loan,
                 7.15%, 08/11/15 ..............................       2,215,285
  1,666,667      Tranche E Second Lien Term Loan,
                 8.90%, 02/11/16 ..............................       2,226,645
  2,000,000   Maxi PIX SARL
                 PIK Loan, 11.85%, 05/31/16 ...................       2,660,032
                                                                  -------------
                                                                      9,317,247
                                                                  -------------

SWEDEN - 0.5%
EUR
  3,500,000   B-FLY 2 AB
                 Euro Term Loan B2
                 6.41%, 12/30/15 ..............................       4,620,273
SEK
              Nordic Cable Acquisition
 15,342,466      Facility A Com Hem,
                 5.61%, 01/31/13 ..............................       2,093,820
 15,333,333      Facility B2 Com Hem Comm,
                 5.88%, 01/31/14 ..............................       2,103,704
  9,109,589      Facility B2 Com Hem Comm,
                 6.11%, 01/31/14 ..............................       1,249,818
 14,666,667      Facility C2 Com Hem,
                 6.24%, 01/31/15 ..............................       2,017,562
  5,513,699      Facility C2 Com Hem,
                 6.24%, 01/31/15 ..............................         758,470
  5,000,000      Facility D Com Hem,
                 7.75%, 07/31/15 ..............................         695,065
  6,750,000      Facility D Com Hem,
                 7.99%, 07/31/15 ..............................         938,337
                                                                  -------------
                                                                     14,477,049
                                                                  -------------

UNITED KINGDOM - 5.2%
GBP
  3,000,000   AA Acquisitions Co., Ltd.
                 Additional Term Loan B,
                 8.18%, 03/12/15 ..............................       5,986,928

--------------------------------------------------------------------------------
PRINCIPAL AMOUNT                                                     VALUE ($)
--------------------------------------------------------------------------------
UNITED KINGDOM (CONTINUED)
GBP
  4,000,000   Airport Development & Investment Ltd.
                 Second Lien Facility,
                 10.03%, 04/07/11 .............................       7,851,381
              All3Media Intermediate Ltd.
  1,180,825      Facility B, 8.20%, 08/31/14 ..................       2,244,846
  4,281,271      Facility C, 8.70%, 08/31/15 ..................       8,139,050
  3,000,000      Facility D, 10.57%, 02/29/16 .................       5,824,272
  3,665,449      Mezzanine Loan, 15.65%, 08/31/16 .............       7,596,764
    992,462   Ansco UK Finance CO. Ltd.
                 Tranche B Term Loan,
                 8.02%, 03/08/12 ..............................       1,916,781
              De Facto 1121 Limited
  1,250,000      Facility B Loan, 9.03%, 06/30/15 .............       2,494,856
  1,250,000      Facility C Loan, 9.53%, 06/30/16 .............       2,494,856
  1,750,000      Facility D Loan, 11.03%, 12/31/16 ............       3,510,448
              Forgings International Ltd.
    446,636      Term B1 (GBP), 8.09%, 09/11/14 ...............         855,849
    478,674      Term C1 (GBP), 8.34%, 09/11/15 ...............         922,069
              Highland Acquisitions Ltd.
  1,000,000      Facility B, 9.41%, 12/31/14 ..................       1,921,254
  1,000,000      Facility C, 9.91%, 12/31/15 ..................       1,931,339
  1,040,714      Mezzanine Facility,
                 16.66%, 12/31/16 .............................       2,020,468
              Mobileserv Ltd.
  1,415,563      Facility B Loan, 8.52%, 09/22/14 .............       2,694,015
  1,084,437      Facility C Loan, 9.08%, 09/22/15 .............       2,068,058
  3,125,000   Osprey Acquisitions Ltd.
                 Term Tranche 2, 8.21%, 02/18/12 ..............       6,177,259
              Peacock Group
  2,250,000      Facility B, 8.59%, 10/30/13 ..................       4,390,896
  2,250,000      Facility C, 9.09%, 10/30/14 ..................       4,413,588
              Safety-Kleen JPMP SK Holdings Ltd.
EUR
  1,817,400      Euro Term Loan C,
                 7.16%, 12/20/14 ..............................       2,415,635
GBP
  1,350,000      GBP Term Loan B1,
                 7.93%, 12/14/12 ..............................       2,597,096
  1,378,368   SunGard UK Holdings, Ltd.
                 U.K. Term Loan B,
                 8.00%, 02/12/14 ..............................       2,696,849
              Towergate Partnership Ltd.
  3,125,000      Facility A, 8.43%, 10/31/12 ..................       6,161,500
  3,125,000      Facility B, 8.93%, 10/31/13 ..................       6,240,292
              Trinitybrook PLC
  2,500,000      Term Loan B1, 9.02%, 07/31/13 ................       4,939,084
  2,500,000      Term Loan C1, 9.52%, 07/31/14 ................       4,952,598
              United Biscuits Holdco Ltd.
 12,383,459      Facility B1, 8.69%, 12/16/14 .................      24,073,517
  3,500,000      Second Lien Facility,
                 10.19%, 06/16/16 .............................       6,816,164
              Virgin Media Investment Holdings Ltd.
    559,395      A Facility, 7.77%, 07/10/11 ..................       1,071,919
  1,750,000      C Facility, 8.48%, 03/03/13 ..................       3,406,317
                                                                  -------------
                                                                    140,825,948
                                                                  -------------

UNITED STATES - 1.6%
GBP
  1,243,750   Aramark Corp.
                 U.K. Term Loan,
                 7.71%, 01/26/14 ..............................       2,408,374
  3,332,813   Champion Home Builders Co.
                 Term Loan, 9.25%, 10/31/12 ...................       6,453,596


                            See accompanying Notes to Financial Statements. | 17

--------------------------------------------------------------------------------

AS OF AUGUST 31, 2007                      HIGHLAND FLOATING RATE ADVANTAGE FUND

--------------------------------------------------------------------------------
PRINCIPAL AMOUNT                                                     VALUE ($)
--------------------------------------------------------------------------------
FOREIGN DENOMINATED SENIOR LOANS (CONTINUED)

UNITED STATES (CONTINUED)
GBP
              Doncasters Group Ltd.
    596,910      Facility B1, 8.38%, 04/03/15 .................       1,164,876
EUR
    431,484      Facility B3, 6.59%, 04/03/15 .................         569,104
GBP
    596,910      Facility C1, 8.88%, 04/03/16 .................       1,170,896
EUR
    431,484      Facility C3 7.09%, 04/03/16 ..................         572,045
              Hayes Lemmerz International, Inc.
    518,182      Synthetic Letter of Credit,
                 6.78%, 05/30/14 ..............................         686,986
  8,981,818      Term Loan Facility,
                 6.87%, 05/30/14 ..............................      11,907,760
GBP
  2,250,000   IPC Systems, Inc.
                 Tranche B-2 Term Loan,
                 8.27%, 06/02/14 ..............................       4,561,086
GBP
  2,895,408      PlayPower, Inc.
                    Tranche B Sterling Term Loan,
                    8.71%, 06/30/12 ...........................       5,723,419
EUR
  2,517,795   RD German Holdings GMBH
                 Euro Term Loan, EUR,
                 6.01%, 03/02/14 ..............................       3,200,703
GBP
  1,689,475   TME UK Acquisition Co. Ltd.
                 U.K. Term Loan GBP,
                 9.62%, 04/26/14 ..............................       3,399,259
                                                                  -------------
                                                                     41,818,104
                                                                  -------------

                 Total Foreign Denominated
                    Senior Loans
                    (Cost $447,160,918) .......................     448,521,560
                                                                  -------------

PRINCIPAL AMOUNT ($)
--------------------

CORPORATE NOTES AND BONDS - 0.1%

HOUSING - REAL ESTATE DEVELOPMENT - 0.0%
    705,065   TOUSA, Inc.
                 14.75%, 07/31/15 (b) (g) .....................         352,533
                                                                  -------------

TELECOMMUNICATIONS - 0.1%
  1,517,051   American Messaging Services, Inc.
                 Senior Secured Note,
                 11.63%, 09/03/08 .............................       1,515,154
                                                                  -------------

                 Total Corporate Notes and Bonds
                    (Cost $2,233,679) .........................       1,867,687
                                                                  -------------

CLAIMS (h) - 0.2%

AEROSPACE - AIRLINES - 0.2%
              Delta Air Lines, Inc.
    310,290      Comair ALPA Claim, 12/31/10 ..................         159,799
    879,660      Delta ALPA Claim, 12/31/10 ...................         393,648
              Northwest Airlines, Inc.
  5,400,000      ALPA Trade Claim, 08/21/13 ...................         580,500
  2,914,734      Bell Atlantic Trade Claim, 08/21/13 ..........         276,900
  3,000,000      Citibank/Airbus Trade Claim,
                 08/21/13 .....................................         285,000
  2,500,000      EDC Trade Claims, 08/21/13 ...................         268,750

--------------------------------------------------------------------------------
PRINCIPAL AMOUNT ($)                                                 VALUE ($)
--------------------------------------------------------------------------------
CLAIMS (CONTINUED)

AEROSPACE - AIRLINES (CONTINUED)
  9,587,700      Flight Attendant Claim, 05/17/14 .............         910,832
  2,250,000      GE Trade Claim, 08/21/13 .....................         213,750
  2,500,000      GE Trade Claim, 08/21/13 (e) .................         268,750
  1,000,000      GE Trade Claim, 08/21/13 .....................         107,500
  5,690,250      IAM Trade Claim, 08/21/13 ....................         611,702
  6,250,000      Mesaba Trade Claim, 08/15/13 .................         671,875
  6,322,050      Retiree Claim, 08/21/13 ......................         679,620
                                                                  -------------
                                                                      5,428,626
                                                                  -------------

UTILITIES - 0.0%
 18,500,000   Mirant Corp. ....................................         971,250
                                                                  -------------

                 Total Claims
                    (Cost $11,922,063) ........................       6,399,876
                                                                  -------------

SHARES
--------------------

COMMON STOCKS (i) - 2.1%

AEROSPACE - AIRLINES - 0.8%
     65,959   Delta Air Lines, Inc. ...........................       1,113,388
  1,062,380   Northwest Airlines Corp. ........................      19,739,020
                                                                  -------------
                                                                     20,852,408
                                                                  -------------

UTILITIES - 1.1%
    102,146   Entegra TC LLC ..................................       3,387,825
    686,885   Mirant Corp. ....................................      26,767,898
                                                                  -------------
                                                                     30,155,723
                                                                  -------------

WIRELESS - CELLULAR/PCS - 0.2%
     73,363   Leap Wireless International, Inc. ...............       5,318,818
                                                                  -------------

                 Total Common Stocks
                    (Cost $43,060,174) ........................      56,326,949
                                                                  -------------

PREFERRED STOCKS - 0.1%

HOUSING - REAL ESTATE DEVELOPMENT - 0.1%
      5,795   TOUSA, Inc., Series A (b) .......................       2,897,500
                                                                  -------------

MANUFACTURING - 0.0%
     14,382   Superior Telecom, Inc., Series A ................          17,618
                                                                  -------------

                 Total Preferred Stocks
                    (Cost $5,809,132) .........................       2,915,118
                                                                  -------------

        UNITS
--------------------

WARRANT - 0.0%

OIL AND GAS - 0.0%
    141,093   Monitor Oil .....................................               0
                                                                  -------------
                 Total Warrant
                    (Cost $0) .................................               0
                                                                  -------------

TOTAL INVESTMENTS - 136.5% ....................................   3,679,557,114
   (cost of $3,818,415,642) (j)                                   -------------

OTHER ASSETS & LIABILITIES, NET - (36.5)% .....................    (983,463,596)
                                                                  -------------
NET ASSETS - 100.0% ...........................................   2,696,093,518
                                                                  =============


18 | See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------

AS OF AUGUST 31, 2007                      HIGHLAND FLOATING RATE ADVANTAGE FUND

----------
Forward foreign currency contracts outstanding as of August 31, 2007 were as follows:

                              PRINCIPAL                            NET
CONTRACTS                      AMOUNT                          UNREALIZED
TO BUY OR                    COVERED BY                       APPRECIATION
TO SELL        CURRENCY       CONTRACTS      EXPIRATION      (DEPRECIATION)
----------------------------------------------------------------------------
Sell             AUD          7,000,000       02/28/08       $       36,750
Sell             AUD         10,800,000       02/29/08               (9,720)
Sell             EUR         86,000,000       02/04/08            1,144,762
Sell             GBP         23,000,000       02/07/08              312,578
Sell             GBP         12,000,000       01/22/08              258,192
                                                             --------------
                                                             $    1,742,562
                                                             ==============

(a) Senior loans in which the Fund invests generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. (Unless otherwise identified by (g), all senior loans carry a variable rate interest.) These base lending rates are generally
      (i) the prime rate offered by one or more major U.S. banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate ("LIBOR") or (iii) the certificate of deposit rate. Rate shown represents the weighted average rate at August 31, 2007. Senior loans, while exempt from registration under the Securities Act of 1933, as amended (the "1933 Act"), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown.

(b) Represents fair value as determined in good faith under the direction of the Fund's Board of Trustees.

(c) The issuer is in default of certain debt covenants. Income is not being accrued.

(d)   Senior loan notes have additional unfunded loan commitments. See Note 9.

(e) All or a portion of this position has not settled. Contract rates do not take effect until settlement date.

(f)   Loan held on participation. See Note 7.

(g)   Fixed rate senior loan or corporate note and bond.

(h) Security represents an unsecured, unfunded claim generated against the issuer that will be converted into equity upon the completion of court proceedings.

(i)   Non-income producing security.

(j)   Cost for U.S. federal income tax purposes is $3,819,361,191.

AUD Australia Dollar
DIP Debtor in Possession
EUR Euro Currency
GBP Great Britain Pound
PIK Payment in Kind
SEK Swedish Krona

                        FOREIGN DENOMINATED SENIOR LOANS
                          INDUSTRY CONCENTRATION TABLE:
                             (% of Total Net Assets)

Cable - International Cable ...........................................    3.6%
Other .................................................................    3.1%
Telecommunications ....................................................    2.2%
Financial .............................................................    1.9%
Broadcasting ..........................................................    1.6%
Retail ................................................................    1.4%
Food/Tobacco - Food/Tobacco Producers .................................    1.3%
Diversified Media .....................................................    1.0%
Service ...............................................................    0.5%
                                                                          -----
Total .................................................................   16.6%
                                                                          =====


                            See accompanying Notes to Financial Statements. | 19

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

AS OF AUGUST 31, 2007                      HIGHLAND FLOATING RATE ADVANTAGE FUND

                                                                                                                        ($)
---------------------------------------------------------------------------------------------------------------------------------
ASSETS:
   Investments, at value (cost $3,818,415,642) ..............................................................      3,679,557,114
   Cash .....................................................................................................            105,899
   Foreign currency (cost $35,112,354) ......................................................................         35,595,735
   Net unrealized appreciation on forward currency contracts ................................................          1,742,562
   Receivable for:
      Investments sold ......................................................................................        104,085,894
      Fund shares sold ......................................................................................          5,080,915
      Dividend and interest receivable ......................................................................         45,215,164
   Other assets .............................................................................................             76,476
                                                                                                                   -------------
         Total assets .......................................................................................      3,871,459,759
                                                                                                                   -------------

LIABILITIES:
   Notes payable (Note 8) ...................................................................................        960,000,000
   Net discount and unrealized depreciation on unfunded transactions (Note 9) ...............................          2,591,970
   Payables for:
      Distributions .........................................................................................          7,081,045
      Investments purchased .................................................................................        197,411,651
      Investment advisory fee payable (Note 4) ..............................................................          1,839,183
      Administration fee (Note 4) ...........................................................................            622,467
      Trustees' fees (Note 4) ...............................................................................              1,000
      Service and distribution fees (Note 4) ................................................................          1,347,503
      Interest expense (Note 8) .............................................................................          4,078,578
   Accrued expenses and other liabilities ...................................................................            392,844
                                                                                                                   -------------
         Total liabilities ..................................................................................      1,175,366,241
                                                                                                                   -------------
   NET ASSETS ...............................................................................................      2,696,093,518
                                                                                                                   =============

COMPOSITON OF NET ASSETS:
   Paid-in capital ..........................................................................................      2,834,215,890
   Overdistributed net investment income ....................................................................         (3,265,785)
   Accumulated net realized gain/(loss) from investments and foreign currency transactions ..................          3,484,392
   Net unrealized appreciation/(depreciation) on investments, unfunded transactions, forward foreign
      currency contracts and translation of assets and liabilities denominated in foreign currency ..........       (138,340,979)
                                                                                                                   -------------
NET ASSETS ..................................................................................................      2,696,093,518
                                                                                                                   =============

CLASS A
   Net assets ...............................................................................................      1,050,738,328
   Shares outstanding (unlimited authorization) .............................................................         89,415,226
   Net asset value per share (Net assets/shares outstanding) ................................................              11.75(a)
   Maximum offering price per share (100/96.50 of $11.75) ...................................................              12.18(b)

CLASS B
   Net assets ...............................................................................................         95,122,034
   Shares outstanding (unlimited authorization) .............................................................          8,094,779
   Net asset value and offering price per share (Net assets/shares outstanding)  ............................              11.75(a)

CLASS C
   Net assets ...............................................................................................      1,269,849,989
   Shares outstanding (unlimited authorization) .............................................................        108,047,470
   Net asset value and offering price per share (Net assets/shares outstanding)  ............................              11.75(a)

CLASS Z
   Net assets ...............................................................................................        280,383,167
   Shares outstanding (unlimited shares authorized)  ........................................................         23,861,529
   Net asset value, offering and redemption price per share (Net assets/shares outstanding)  ................              11.75

----------
(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)   On sales of $100,000 or more, the offering price is reduced.


20 | See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

FOR THE YEAR ENDED AUGUST 31, 2007         HIGHLAND FLOATING RATE ADVANTAGE FUND

                                                                                                                        ($)
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Interest .................................................................................................        258,898,786
   Dividends ................................................................................................          3,711,153
   Facility and other fees ..................................................................................             17,182
                                                                                                                   -------------
         Total investment income ............................................................................        262,627,121
                                                                                                                   -------------

EXPENSES:
   Investment advisory fees (Note 4) ........................................................................         14,627,564
   Administration fees (Note 4) .............................................................................          5,942,979
   Accounting service fees ..................................................................................            597,386
   Transfer agent fee .......................................................................................          1,194,716
   Professional fees ........................................................................................            472,127
   Trustees' fees (Note 4) ..................................................................................            102,367
   Custodian fees ...........................................................................................            303,001
   Reports to shareholders ..................................................................................            883,986
   Distribution fee: (Note 4)
      Class A ...............................................................................................            989,812
      Class B ...............................................................................................            498,049
      Class C ...............................................................................................          6,865,003
   Service fee: (Note 4)
      Class A ...............................................................................................          2,474,531
      Class B ...............................................................................................            276,694
      Class C ...............................................................................................          2,860,418
   Registration fees ........................................................................................            231,736
   Other expenses ...........................................................................................            308,376
                                                                                                                   -------------
         Net operating expenses .............................................................................         38,628,745
   Interest expense (Note 8) ................................................................................         24,902,663
   Facility expense .........................................................................................          1,811,740
                                                                                                                   -------------
         Net expenses .......................................................................................         65,343,148
                                                                                                                   -------------
         Net investment income ..............................................................................        197,283,973
                                                                                                                   -------------

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
   Net realized gain/(loss) on investments ..................................................................          4,402,462
   Net realized gain/(loss) on foreign currency transactions ................................................         (9,084,814)
   Net change in unrealized appreciation/(depreciation) on investments ......................................       (157,185,909)
   Net change in unrealized appreciation/(depreciation) on unfunded transactions ............................         (1,677,092)
   Net change in unrealized appreciation/(depreciation) on forward foreign currency contracts ...............          1,742,562
   Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities
      denominated in foreign currency .......................................................................            723,124
                                                                                                                   -------------
         Net realized and unrealized gain/(loss) on investments .............................................       (161,079,667)
                                                                                                                   -------------
         Net increase in net assets from operations .........................................................         36,204,306
                                                                                                                   =============


                            See accompanying Notes to Financial Statements. | 21

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                           HIGHLAND FLOATING RATE ADVANTAGE FUND

                                                                                               ------------------------------
                                                                                                  YEARS ENDED AUGUST 31,
                                                                                                    2007          2006
                                                                                                    ($)            ($)
                                                                                               ------------------------------
INCREASE IN NET ASSETS:

FROM OPERATIONS
Net investment income ......................................................................     197,283,973      98,262,114
Net realized gain/(loss) on investments and foreign currency transactions ..................      (4,682,352)     19,527,838
Net change in unrealized appreciation/(depreciation) on investments, unfunded transactions, forward foreign currency contracts, and translation of assets and
      liabilities denominated in foreign currency ..........................................    (156,397,315)      3,159,526
                                                                                               -------------   -------------
      Net change in net assets from operations .............................................      36,204,306     120,949,478
                                                                                               -------------   -------------

FROM DISTRIBUTIONS TO STOCKHOLDERS
From net investment income: ................................................................
   Class A .................................................................................     (79,922,864)    (39,595,036)
   Class B .................................................................................      (8,618,730)     (8,837,518)
   Class C .................................................................................     (86,570,427)    (40,413,435)
   Class Z .................................................................................     (22,861,188)     (8,134,869)
                                                                                               -------------   -------------
      Total distributions from net investment income .......................................    (197,973,209)    (96,980,858)
From capital gains:
   Class A .................................................................................      (4,805,043)             --
   Class B .................................................................................        (606,560)             --
   Class C .................................................................................      (5,510,036)             --
   Class Z .................................................................................      (1,314,861)             --
                                                                                               -------------   -------------
      Total distributions from capital gains ...............................................     (12,236,500)             --
                                                                                               -------------   -------------
      Total distributions declared to shareholders .........................................    (210,209,709)    (96,980,858)
                                                                                               -------------   -------------

SHARE TRANSACTIONS
Class A
   Subscriptions ...........................................................................     651,657,783     509,092,824
   Distributions reinvested ................................................................      54,792,362      26,150,996
   Redemptions .............................................................................    (316,865,696)   (166,364,386)
                                                                                               -------------   -------------
      Net increase .........................................................................     389,584,449     368,879,434
Class B
   Subscriptions ...........................................................................           1,035             789
   Distributions reinvested ................................................................       5,759,483       5,382,976
   Redemptions .............................................................................     (20,487,283)    (16,695,298)
                                                                                               -------------   -------------
      Net decrease .........................................................................     (14,726,765)    (11,311,533)
Class C
   Subscriptions ...........................................................................     700,206,693     471,122,036
   Distributions reinvested ................................................................      62,233,256      27,967,790
   Redemptions .............................................................................    (228,801,092)    (84,176,434)
                                                                                               -------------   -------------
      Net increase .........................................................................     533,638,857     414,913,392
Class Z
   Subscriptions ...........................................................................     226,311,676     115,875,101
   Distributions reinvested ................................................................      13,717,484       4,884,669
   Redemptions .............................................................................    (102,639,270)    (35,802,179)
                                                                                               -------------   -------------
      Net Increase .........................................................................     137,389,890      84,957,591
                                                                                               -------------   -------------
      Net increase from share transactions .................................................   1,045,886,431     857,438,884
                                                                                               -------------   -------------
         Total increase in net assets ......................................................     871,881,028     881,407,504

NET ASSETS
Beginning of year ..........................................................................   1,824,212,490     942,804,986
                                                                                               -------------   -------------
End of year (including undistributed/(overdistributed) net investment income of
   $(3,265,785) and $6,424,519, respectively) ..............................................   2,696,093,518   1,824,212,490
                                                                                               =============   =============


22 | See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------

                                           HIGHLAND FLOATING RATE ADVANTAGE FUND

                                                                                               ------------------------------
                                                                                                  YEARS ENDED AUGUST 31,
                                                                                                   2007            2006
                                                                                                   ($)              ($)
                                                                                               ------------------------------
CHANGE IN SHARES
Class A
   Subscriptions ...........................................................................      52,304,082      41,216,188
   Issued for distributions reinvested .....................................................       4,435,660       2,115,861
   Redemptions .............................................................................     (26,027,358)    (13,476,164)
                                                                                               -------------   -------------
      Net increase .........................................................................      30,712,384      29,855,885
Class B
   Subscriptions ...........................................................................             84              63
   Issued for distributions reinvested .....................................................         465,504         436,133
   Redemptions .............................................................................      (1,672,720)     (1,350,004)
                                                                                               -------------   -------------
      Net decrease .........................................................................      (1,207,132)       (913,808)
Class C
   Subscriptions ...........................................................................      56,187,588      38,110,054
   Issued for distributions reinvested .....................................................       5,038,221       2,261,974
   Redemptions .............................................................................     (18,859,930)     (6,809,203)
                                                                                               -------------   -------------
      Net increase .........................................................................      42,365,879      33,562,825
Class Z
   Subscriptions ...........................................................................      18,154,313       9,364,415
   Issued for distributions reinvested .....................................................       1,110,722         395,086
   Redemptions .............................................................................      (8,434,054)     (2,907,290)
                                                                                               -------------   -------------
      Net increase .........................................................................      10,830,981       6,852,211


                            See accompanying Notes to Financial Statements. | 23

STATEMENT OF CASH FLOWS
--------------------------------------------------------------------------------

FOR THE YEAR ENDED AUGUST 31, 2007         HIGHLAND FLOATING RATE ADVANTAGE FUND

                                                                                                                        ($)
---------------------------------------------------------------------------------------------------------------------------------
 CASH FLOWS USED FOR OPERATING ACTIVITIES
   Net investment income ....................................................................................        197,283,973

ADJUSTMENTS TO RECONCILE NET INVESTMENT INCOME TO
NET CASH AND FOREIGN CURRENCY USED FOR OPERATING ACTIVITIES
   Purchase of investment securities ........................................................................     (3,762,727,790)
   Proceeds from disposition of investment securities .......................................................      2,227,794,434
   Increase in interest and fees receivable .................................................................        (22,670,445)
   Increase in receivable for investments sold ..............................................................        (86,546,681)
   Decrease in other assets .................................................................................              2,541
   Decrease in deferred facility fees .......................................................................             (6,038)
   Net amortization/(accretion) of premium/(discount) .......................................................         (3,407,303)
   Decrease in payable for investments purchased ............................................................        (86,253,440)
   Increase in payables to related parties ..................................................................          1,967,973
   Decrease in mark-to-market on realized and unrealized gain/(loss) on foreign currency ....................         (8,361,690)
   Increase in other expenses and liabilities ...............................................................            463,832
                                                                                                                  --------------
      Net cash and foreign currency flow from operating activities ..........................................     (1,542,460,634)
                                                                                                                  --------------

CASH FLOWS PROVIDED BY FINANCING ACTIVITIES
   Increase in notes payable ................................................................................        625,000,000
   Increase in interest payable .............................................................................          2,818,245
   Cash received for shares sold ............................................................................      1,589,395,477
   Payment of shares redeemed ...............................................................................       (668,793,341)
   Distributions paid in cash ...............................................................................        (66,634,188)
                                                                                                                  --------------
      Net cash flow provided by financing activities ........................................................      1,481,786,193
                                                                                                                  --------------
      Net decrease in cash and foreign currency .............................................................        (60,674,441)
                                                                                                                  --------------

CASH AND FOREIGN CURRENCY
   Beginning of the year ....................................................................................         96,376,075
                                                                                                                  --------------
   End of the year ..........................................................................................         35,701,634
                                                                                                                  ==============


24 | See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                           HIGHLAND FLOATING RATE ADVANTAGE FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

------------------------------------------------------------------------------------------------------------------
                                                                      YEARS ENDED AUGUST 31,
                                                ------------------------------------------------------------------
CLASS A SHARES                                      2007         2006        2005          2004         2003
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
   OF YEAR                                      $     12.43   $   12.19   $   12.08     $   11.22     $  10.48
------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
   OPERATIONS:
Net investment income(a)                               1.00        0.96        0.67          0.56         0.81
Net realized and unrealized gain/(loss)
   on investments(a)                                  (0.60)       0.22        0.11          0.89         0.74
                                                -----------   ---------   ---------     ---------     --------
Total from investment operations                       0.40        1.18        0.78          1.45         1.55
------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO
   SHAREHOLDERS:
From net investment income                            (1.01)      (0.94)      (0.67)        (0.59)       (0.81)
From net realized gains                               (0.07)         --          --            --           --
                                                -----------   ---------   ---------     ---------     --------
Total distributions declared to
   shareholders                                       (1.08)      (0.94)      (0.67)        (0.59)       (0.81)
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                    $     11.75   $   12.43   $   12.19     $   12.08     $  11.22
Total return(b)                                        3.10%      10.08%       6.56%(c)     13.14%       15.55%
------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/
   SUPPLEMENTAL DATA:
Operating expenses                                     1.33%       1.12%       1.28%         1.29%(d)     1.38%(d)
Interest and facility expenses                         1.06%       1.04%       0.72%         0.40%        0.73%
Net expenses(e)                                        2.39%       2.16%       2.00%         1.69%(d)     2.11%(d)
Net investment income                                  8.05%       7.78%       5.60%         4.73%(d)     7.67%(d)
Waiver/reimbursement                                     --        0.04%       0.10%         0.18%        0.36%
Portfolio turnover rate                                  70%         61%         85%          110%          90%
Net assets, end of year (000's)                 $ 1,050,738   $ 729,845   $ 351,557     $ 212,205     $ 85,166
------------------------------------------------------------------------------------------------------------------

----------
(a) Per share data was calculated using average shares outstanding during the period.

(b) Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or contingent deferred sales charge ("CDSC"). For periods with waivers/reimbursements, had the Fund's investment adviser not waived or reimbursed a portion of expenses, total return would be reduced.

(c) Total return is calculated using the net asset value used for trading at the close of business on August 31, 2005.

(d) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(e) Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.


                            See accompanying Notes to Financial Statements. | 25

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                           HIGHLAND FLOATING RATE ADVANTAGE FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

---------------------------------------------------------------------------------------------------------------
                                                                   YEARS ENDED AUGUST 31,
                                                ---------------------------------------------------------------
CLASS B SHARES                                    2007        2006        2005          2004         2003
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
   OF YEAR                                      $  12.43   $   12.19   $   12.08     $   11.22     $  10.48
---------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
   OPERATIONS:
Net investment income(a)                            0.96        0.92        0.63          0.53         0.78
Net realized and unrealized gain/(loss)
   on investments(a)                               (0.60)       0.22        0.11          0.88         0.73
                                                --------   ---------   ---------     ---------     --------
Total from investment operations                    0.36        1.14        0.74          1.41         1.51
---------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO
   SHAREHOLDERS:
From net investment income                         (0.97)      (0.90)      (0.63)        (0.55)       (0.77)
From net realized gains                            (0.07)         --          --            --           --
                                                --------   ---------   ---------     ---------     --------
Total distributions declared to
   shareholders                                    (1.04)      (0.90)      (0.63)        (0.55)       (0.77)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                    $  11.75   $   12.43   $   12.19     $   12.08     $  11.22
Total return(b)                                     2.74%       9.70%       6.19%(c)     12.75%       15.16%
---------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/
   SUPPLEMENTAL DATA:
Operating expenses                                  1.68%       1.47%       1.63%         1.64%(d)     1.73%(d)
Interest and facility expenses                      1.06%       1.04%       0.72%         0.40%        0.73%
Net expenses(e)                                     2.74%       2.51%       2.35%         2.04%(d)     2.46%(d)
Net investment income                               7.70%       7.43%       5.25%         4.50%(d)     7.34%(d)
Waiver/reimbursement                                  --        0.04%       0.10%         0.18%        0.36%
Portfolio turnover rate                               70%         61%         85%          110%          90%
Net assets, end of year (000's)                 $ 95,122   $ 115,651   $ 124,500     $ 124,589     $ 76,379
---------------------------------------------------------------------------------------------------------------

----------
(a) Per share data was calculated using average shares outstanding during the period.

(b) Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund's investment adviser not waived or reimbursed a portion of expenses, total return would be reduced.

(c) Total return is calculated using the net asset value used for trading at the close of business on August 31, 2005.

(d) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(e) Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.


26 | See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                           HIGHLAND FLOATING RATE ADVANTAGE FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

------------------------------------------------------------------------------------------------------------------
                                                                    YEARS ENDED AUGUST 31,
                                                ------------------------------------------------------------------
CLASS C SHARES                                      2007         2006        2005          2004         2003
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
   OF YEAR                                      $     12.43   $   12.19   $   12.08     $   11.22     $  10.48
------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
   OPERATIONS:
Net investment income(a)                               0.93        0.90        0.61          0.50         0.76
Net realized and unrealized gain/(loss)
   on investments(a)                                  (0.59)       0.22        0.11          0.89         0.74
                                                -----------   ---------   ---------     ---------     --------
Total from investment operations                       0.34        1.12        0.72          1.39         1.50
------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO
   SHAREHOLDERS:
From net investment income                            (0.95)      (0.88)      (0.61)        (0.53)       (0.76)
From net realized gains                               (0.07)         --          --            --           --
                                                -----------   ---------   ---------     ---------     --------
Total distributions declared to
   shareholders                                       (1.02)      (0.88)      (0.61)        (0.53)       (0.76)
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                    $     11.75   $   12.43   $   12.19     $   12.08     $  11.22
Total return(b)                                        2.50%       9.62%       6.03%(c)     12.57%       14.99%
------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/
   SUPPLEMENTAL DATA:
Operating expenses                                     1.83%       1.62%       1.78%         1.79%(d)     1.88%(d)
Interest and facility expenses                         1.06%       1.04%       0.72%         0.40%        0.73%
Net expenses(e)                                        2.89%       2.66%       2.50%         2.19%(d)     2.61%(d)
Net investment income                                  7.55%       7.28%       5.10%         4.19%(d)     7.14%(d)
Waiver/reimbursement                                     --        0.04%       0.10%         0.18%        0.36%
Portfolio turnover rate                                  70%         61%         85%          110%          90%
Net assets, end of year (000's)                 $ 1,269,850   $ 816,720   $ 391,455     $ 278,731     $ 80,572
------------------------------------------------------------------------------------------------------------------

----------
(a) Per share data was calculated using average shares outstanding during the period.

(b) Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund's investment adviser not waived or reimbursed a portion of expenses, total return would be reduced.

(c) Total return is calculated using the net asset value used for trading at the close of business on August 31, 2005.

(d) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(e) Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.


                            See accompanying Notes to Financial Statements. | 27

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                           HIGHLAND FLOATING RATE ADVANTAGE FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

-------------------------------------------------------------------------------------------------------------
                                                                    YEARS ENDED AUGUST 31,
                                                -------------------------------------------------------------
CLASS Z SHARES                                     2007        2006       2005         2004         2003
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
   OF YEAR                                      $   12.43   $   12.19   $  12.08     $  11.22     $ 10.48
-------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
   OPERATIONS:
Net investment income(a)                             1.04        1.00       0.71         0.59        0.78
Net realized and unrealized gain/(loss)
   on investments(a)                                (0.60)       0.22       0.11         0.90        0.81
                                                ---------   ---------   --------     --------     -------
Total from investment operations                     0.44        1.22       0.82         1.49        1.59
-------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO
   SHAREHOLDERS:
From net investment income                          (1.05)      (0.98)     (0.71)       (0.63)      (0.85)
From net realized gains                             (0.07)         --         --           --          --
                                                ---------   ---------   --------     --------     -------
Total distributions declared to
   shareholders                                     (1.12)      (0.98)     (0.71)       (0.63)      (0.85)
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                    $   11.75   $   12.43   $  12.19     $  12.08     $ 11.22
Total return(b)                                      3.46%      10.47%      6.93%(c)    13.52%      15.95%
-------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/
   SUPPLEMENTAL DATA:
Operating expenses                                   0.98%       0.77%      0.93%        0.94%(d)    1.03%(d)
Interest and facility expenses                       1.06%       1.04%      0.72%        0.40%       0.73%
Net expenses(c)                                      2.04%       1.81%      1.65%        1.34%(d)    1.76%(d)
Net investment income                                8.40%       8.13%      5.95%        4.93%(d)    7.21%(d)
Waiver/reimbursement                                   --        0.04%      0.10%        0.18%       0.36%
Portfolio turnover rate                                70%         61%        85%         110%         90%
Net assets, end of year (000's)                 $ 280,383   $ 161,996   $ 75,293     $ 53,049     $ 5,178
-------------------------------------------------------------------------------------------------------------

----------
(a) Per share data was calculated using average shares outstanding during the period.

(b) Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund's investment adviser not waived or reimbursed a portion of expenses, total return would be reduced.

(c) Total return is calculated using the net asset value used for trading at the close of business on August 31, 2005.

(d) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(e) Net expense ratio has been calculated after applying any waiver/reimbursement if applicable.


28 | See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

AUGUST 31, 2007                            HIGHLAND FLOATING RATE ADVANTAGE FUND

NOTE 1. ORGANIZATION

Highland Floating Rate Advantage Fund (the "Fund") is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end management investment company.

INVESTMENT OBJECTIVE

The Fund seeks to provide a high level of current income consistent with preservation of capital.

FUND SHARES

The Fund may issue an unlimited number of shares and continuously offers three classes of shares: Class A, Class C and Class Z. The Fund has discontinued selling Class B Shares to new and existing investors, although existing investors may still reinvest distributions in Class B Shares. Certain share classes have their own sales charge and bear class-specific expenses, which include distribution fees and service fees.

Class A Shares are subject to a maximum front-end sales charge of 3.50% based on the amount of initial investment. Class A Shares purchased without an initial sales charge by accounts aggregating $1 million and greater at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") on shares tendered and accepted for repurchase within eighteen months after purchase. Class B Shares are subject to a maximum CDSC of 3.25% based upon the holding period after purchase. Class B Shares will convert to Class A Shares eight years after purchase. Please read the Fund's prospectus for additional details on the Class B CDSC. Class C Shares are subject to a 1.00% CDSC on shares tendered and accepted for repurchase within one year after purchase. Class Z Shares are not subject to a sales charge. There are certain restrictions on the purchase of Class Z Shares, as described in the Fund's Class Z shares prospectus.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION

The value of the Fund's assets is based on the current market value of its investments. For securities with readily available market quotations, the Fund uses those quotations for pricing. When portfolio securities are traded on the relevant day of valuation, the valuation will be the last reported sale price on that day. If there are no such sales on that day, the security will be valued at the mean between the most recently quoted bid and asked prices from principal market makers. If there is more than one such principal market maker, the value will be the average of such means. Securities without a sale price or bid and ask quotations from principal market makers on the valuation day will be valued by an independent pricing service. If securities do not have readily available market quotations or pricing service prices, including circumstances under which such are determined not to be accurate or current (such as when events materially affecting the value of securities occur between the time when the market price is determined and calculation of the Fund's net asset value), such securities are valued at their fair value, as determined in good faith by the Fund's investment adviser, Highland Capital Management, L.P. ("Highland" or the "Investment Adviser"), in accordance with procedures established by the Fund's Board of Trustees (the "Board"). In these cases, the Fund's net asset value will reflect the affected portfolio securities' value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from a security's most recent sale price and from the prices used by other investment companies to calculate their net asset values. There can be no assurance that the Fund's valuation of a security will not differ from the amount that it realizes upon the sale of such security. Short-term investments, that is, those with a remaining maturity of 60 days or less, are valued at amortized cost. Repurchase agreements are valued at cost plus accrued interest. Foreign price quotations are converted to U.S. dollar equivalents using the 4:00 PM London Time Spot Rate.

SECURITY TRANSACTIONS

Security transactions are accounted for on the trade date. Costs and gains (losses) are determined based upon the specific identification method for both financial statement and U.S. federal income tax purposes.

FOREIGN CURRENCY

Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates using the current 4:00 PM London Time Spot Rate. Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates, between trade and settlement dates on securities transactions and between the accrual and payment dates on


                                                              Annual Report | 29

--------------------------------------------------------------------------------

AUGUST 31, 2007                            HIGHLAND FLOATING RATE ADVANTAGE FUND

dividends, interest income and foreign withholding taxes, are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

FORWARD FOREIGN CURRENCY CONTRACTS

In order to protect against a possible loss on investments resulting from a decline or appreciation in the value of a particular foreign currency against the U.S. dollar or another foreign currency or for other reasons, the Fund is authorized to enter into forward currency exchange contracts. These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow the Fund to establish a rate of exchange for a future point in time.

INCOME RECOGNITION

Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums, if any. Facility fees received are recorded as a reduction of cost to the loan and amortized through the maturity of the loan. Dividend income is recorded on the ex-dividend date.

DETERMINATION OF CLASS NET ASSET VALUES

All income, expenses (other than distribution fees and service fees, which are class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains/(losses) are allocated to each class of shares of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains/(losses) are allocated based on the relative net assets of each class.

U.S. FEDERAL INCOME TAX STATUS

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and will distribute substantially all of its taxable income and gains, if any, for its tax year, and as such will not be subject to U.S. federal income taxes. In addition, the Fund intends to distribute, in each calendar year, substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no U.S. federal income or excise tax provisions are recorded.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

STATEMENT OF CASH FLOWS

Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash and foreign currency amount shown in the Statement of Cash Flows is the amount included within the Fund's Statement of Assets and Liabilities and includes cash and foreign currency on hand at its custodian bank and sub-custodian bank, respectively, and does not include any short-term investments.

ADDITIONAL ACCOUNTING STANDARDS

In July 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance on how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authorities. Tax positions not deemed to satisfy the "more-likely-than-not" threshold would be recorded as a tax benefit or expense in the current year. FASB required adoption of FIN 48 for fiscal years beginning after December 15, 2006, and FIN 48 is to be applied to all open tax years as of the effective date. Implementation of FIN 48 will be required beginning after August 31, 2007.

In September 2006, Statement of Financial Accounting Standards No. 157 FAIR VALUE MEASUREMENTS ("SFAS 157") was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements.

In February 2007, FASB issued Statement of Financial Accounting Standards No. 159, The Fair Value Option for Financial Assets and Financial Liabilities ("SFAS 159"), which provides companies with an option to report selected financial assets and liabilities at fair value. The objective of SFAS 159 is to reduce both complexity in accounting for financial instruments and the volatility in earnings caused by measuring related assets and liabilities differently. SFAS 159 establishes presentation and disclosure requirements designed to facilitate comparisons between companies that choose different measurement attributes for similar types of assets and liabilities and to more easily understand the effect of the Fund's choice to use fair value on its earnings. SFAS 159 also requires entities to display the fair value of the selected assets and liabilities on the face of the balance


30 | Annual Report

--------------------------------------------------------------------------------

AUGUST 31, 2007                            HIGHLAND FLOATING RATE ADVANTAGE FUND

sheet. SFAS 159 does not eliminate disclosure requirements of other accounting standards, including fair value measurement disclosures in SFAS 157. SFAS 159 is effective for fiscal years beginning after November 15, 2007.

At this time, management is evaluating the implications of FIN 48, SFAS 157 and SFAS 159 and their impact on the Fund's financial statements, if any, has not been determined.

NOTE 3. U.S. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. As a result, net investment income/(loss) and net realized gain/(loss) on investment transactions for a reporting period may differ significantly from distributions during such period.

Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended August 31, 2007, permanent differences resulting from premiums sold Section 988 gain/(loss) reclass, foreign bond bifurcation and non-deductible excise tax paid were identified and reclassified among the components of the Fund's net assets as follows:

--------------------------------------------------------------------------------
                 Undistributed
               (Overdistributed)     Accumulated Net
                 Net Investment       Realized Gain/      Paid-in
                     Income               (Loss)          Capital
--------------------------------------------------------------------------------
                  $(9,001,068)          $9,059,589       $(58,521)
--------------------------------------------------------------------------------

The tax character of distributions paid during the years ended August 31, 2007 and August 31, 2006 were as follows:

--------------------------------------------------------------------------------
                                                    2007             2006
--------------------------------------------------------------------------------
   Distributions paid from:
--------------------------------------------------------------------------------
   Ordinary income*                             $210,015,075     $96,980,858
--------------------------------------------------------------------------------
   Long-term capital gains                           194,634              --
--------------------------------------------------------------------------------

* For tax purposes, short-term capital gain distributions, if any, are considered ordinary income distributions.

As of August 31, 2007, the most recent tax year end, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

--------------------------------------------------------------------------------
                 Undistributed        Undistributed
                    Ordinary            Long-Term        Net Unrealized
                     Income           Capital Gains      Depreciation*
--------------------------------------------------------------------------------
                  $15,458,515           $1,924,460       $(141,029,090)
--------------------------------------------------------------------------------

* The differences between book-basis and tax-basis net unrealized appreciation/(depreciation) are primarily due to deferral of losses from wash sales and premium amortization adjustments.

Portfolio unrealized appreciation and depreciation at August 31, 2007, based on cost of investments for U.S. federal income tax purposes, and excluding any unrealized appreciation and depreciation from changes in the value of other assets and liabilities resulting from changes in exchange rates, was:

--------------------------------------------------------------------------------
   Unrealized appreciation                                     $  21,164,490
   Unrealized depreciation                                      (160,968,567)
                                                               -------------

      Net unrealized depreciation                              $(139,804,077)
                                                               =============
--------------------------------------------------------------------------------

The amount of long-term capital gains designated for the Fund for the year ended August 31, 2007 is $1,925,514.

POST-OCTOBER LOSSES

Under current laws, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended August 31, 2007, the Fund intends to elect to defer net realized currency losses incurred from November 1, 2006 through August 31, 2007 of $7,395,212

NOTE 4. ADVISORY, ADMINISTRATION, SERVICE AND DISTRIBUTION AND TRUSTEE FEES

INVESTMENT ADVISORY FEE

Highland Capital Management, L.P. is the investment adviser to the Fund. Effective December 18, 2006, the Fund is accruing a monthly investment advisory fee based on the Fund's average daily managed assets at the following annual rates:

Prior to December 18, 2006, the Fund was accruing a

--------------------------------------------------------------------------------
   Average Daily Managed Assets                             Annual Fee Rate
--------------------------------------------------------------------------------
        First $1 billion                                          0.65%
--------------------------------------------------------------------------------
        Next $1 billion                                           0.60%
--------------------------------------------------------------------------------
        Over $2 billion                                           0.55%
--------------------------------------------------------------------------------

monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

--------------------------------------------------------------------------------
    Average Daily Net Assets                                Annual Fee Rate
--------------------------------------------------------------------------------
        First $1 billion                                          0.45%
--------------------------------------------------------------------------------
        Next $1 billion                                           0.40%
--------------------------------------------------------------------------------
        Over $2 billion                                           0.35%
--------------------------------------------------------------------------------

For the year ended August 31, 2007, the Fund's effective investment advisory fee rate was 0.49%.


                                                              Annual Report | 31

--------------------------------------------------------------------------------

AUGUST 31, 2007                            HIGHLAND FLOATING RATE ADVANTAGE FUND

The excess investment advisory fees held in escrow as a result of the differing calculation methodologies (discussed below) that was expensed for the year ended August 31, 2007 was $1,416,799. The impact of the investment advisory fee for the year ended August 31, 2007 was as follows:

--------------------------------------------------------------------------------
   Calculated Investment Advisory Fee                           $ 16,044,363
   Release of Escrow                                              (1,416,799)
                                                                ------------

      Net Investment Advisory Fee                               $ 14,627,564
                                                                ============
--------------------------------------------------------------------------------

Without the impact of the release of the escrowed amounts, the Fund's effective advisory fee for the year ended August 31, 2007 was 0.54%.

On April 9, 2004, Columbia Management Advisors, Inc. ("Columbia") and Highland entered into an agreement to sell certain of the assets of Columbia's bank loan asset management group to Highland. Upon completion of the sale on April 15, 2004, the advisory agreement between Columbia and the Fund terminated because such sale effected an "assignment" (as defined in the 1940 Act), and an interim advisory agreement between Highland and the Fund took effect. At a meeting held on March 29, 2004, the prior board of trustees of the Fund, approved, by an unanimous vote of the trustees present, (i) the interim advisory agreement to take effect on April 15, 2004 and (ii) the agreement that was in effect between the Fund and Highland until December 18, 2006 (the "Former Advisory Agreement"), subject to shareholder approval. On July 30, 2004 the shareholders of the Fund approved the Former Advisory Agreement with Highland and it became effective immediately after such approval. Due to a drafting error, the detailed description of the advisory fee in the proxy statement and the form of the Former Advisory Agreement submitted to shareholders in 2004 and signed by the parties described an advisory fee calculation methodology based on average daily net assets rather than managed assets that would result in Highland's receiving a lower advisory fee than that believed approved by the prior trustees and actually calculated and paid to Highland since the adoption of the Former Advisory Agreement. The only difference between the two methodologies is that the intended advisory fee would have been charged against managed assets rather than net assets. Because the Fund borrows to seek to enhance its returns, Highland's fee computed on the basis of average daily managed assets would be higher than the fee computed on the basis of average daily net assets and thus Highland may have an economic incentive to incur more leverage in order to maximize its compensation.

In view of the time and resources it would take to obtain a judicial ruling regarding retroactive approval of the correction under the 1940 Act, Highland resolved to release the fee differential to the Fund and recommend that the Board approve and submit to shareholders a new advisory agreement that would make certain changes to the way that the advisory fee is calculated. Inasmuch as the proxy disclosure presented to shareholders in 2004 as to the precise rate of the advisory fee to be paid by the Fund was inconsistent with the intention of the prior board, Highland proposed that the current Board approve a correction to the advisory fee calculation methodology to indicate that advisory fees are calculated based on average daily managed assets rather than average daily net assets. Additionally, in light of the performance of the Fund during the period Highland has served as the investment adviser and in view of the fact that the advisory/management fee for the Fund is substantially below the average of the Fund's Lipper peer group, Highland also proposed that the Board approve an increase in the advisory fee. At an in-person Board meeting held on May 19, 2006, the current Board, including the members of the Board who are not "interested persons" (as defined in the 1940 Act) of the Fund (the "Independent Trustees"), unanimously approved both the continuation of the Former Advisory Agreement and a new advisory agreement between the Fund and Highland that would include the terms that Highland proposed (the "New Advisory Agreement"). The New Advisory Agreement was submitted to and approved by shareholders at a meeting on December 18, 2006.

ADMINISTRATION FEES

Highland provides administrative services to the Fund for a monthly administration fee at the annual rate of 0.20% of the Fund's average daily managed assets. Under a separate sub-administration agreement, Highland has delegated certain administrative functions to PFPC Inc. ("PFPC"). Highland pays PFPC directly for these services.

SERVICE AND DISTRIBUTION FEES

PFPC Distributors, Inc. (the "Underwriter") serves as the principal underwriter and distributor of the Fund's shares. The Underwriter receives the CDSC imposed on certain redemptions of Class A, Class B and Class C Shares. For the year ended August 31, 2007, the Underwriter received $275,774, $146,523 and $499,636 of CDSCs on Class A, Class B and Class C Share redemptions, respectively.

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan"), which requires the payment of a monthly service fee to the Underwriter at an annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C Shares of the Fund. The Plan also requires the payment of a monthly distribution fee to the Underwriter at an annual rate of 0.10%, 0.45% and 0.60% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively.


32 | Annual Report

--------------------------------------------------------------------------------

AUGUST 31, 2007                            HIGHLAND FLOATING RATE ADVANTAGE FUND

The CDSC and the fees received from the Plan are used principally as repayment for amounts paid by the Underwriter to dealers who sold such shares.

EXPENSE LIMITS AND FEE REIMBURSEMENTS

Effective December 18, 2006, Highland has voluntarily agreed to waive management fees so that the Fund's ordinary annual operating expenses (exclusive of advisory fees, administration fees, brokerage commissions, taxes, distribution and service fees, leverage expenses and extraordinary expenses, if any) will not exceed 0.15% of the average daily net assets of the Fund. This arrangement may be revised or discontinued by Highland at any time upon seven days prior written notice to shareholders of the Fund.

FEES PAID TO OFFICERS AND TRUSTEES

The Fund pays no compensation to its one interested Trustee or any of its other officers, all of whom are employees of Highland.

Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund each receive an annual retainer of $25,000 from the Fund for services provided as Trustees of the Fund.

NOTE 5. PORTFOLIO INFORMATION

For the year ended August 31, 2007, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $3,762,727,790 and $2,227,794,434, respectively.

NOTE 6. PERIODIC REPURCHASE OFFERS

The Fund has adopted a policy to offer each fiscal quarter to repurchase a specified percentage (between 5% and 25%) of the shares then outstanding at the Fund's net asset value ("Repurchase Offers"). Repurchase Offers are scheduled to occur on or about the 15th day (or the next business day if the 15th is not a business day) in the months of February, May, August, and November. It is anticipated that the date on which the repurchase price of shares will be determined (the "Repurchase Pricing Date") will be the same date as the deadline for shareholders to provide their repurchase requests to the Distributor (the "Repurchase Request Deadline"), and if so, the Repurchase Request Deadline will be set for a time no later than the close of regular trading on the New York Stock Exchange on such date. The Repurchase Pricing Date will occur no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day. Repurchase proceeds will be paid to shareholders no later than seven days after the Repurchase Pricing Date. If shareholders tender for repurchase more than the Repurchase Offer amount for a given Repurchase Offer, the Fund may repurchase an additional amount of shares of up to 2% of the shares outstanding on the Repurchase Request Deadline.

For the year ended August 31, 2007, there were four Repurchase Offers. For each Repurchase Offer, the Fund offered to repurchase 10% of its shares. In the November 2006, February 2007, May 2007 and August 2007 Repurchase Offers, 4.14%, 4.67%, 4.54% and11.10%, respectively, of shares outstanding were repurchased.

NOTE 7. SENIOR LOAN PARTICIPATION COMMITMENTS

The Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in adjustable rate senior loans ("Senior Loans"), the interest rates of which float or vary periodically based upon a benchmark indicator of prevailing interest rates to domestic foreign corporations, partnerships and other entities ("Borrowers"). If the lead lender in a typical lending syndicate becomes insolvent, enters FDIC receivership or, if not FDIC insured enters into bankruptcy, the Fund may incur certain costs and delays in receiving payment or may suffer a loss of principal and/or interest. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, not with the Borrower directly.

As such, the Fund assumes the credit risk of the Borrower, selling participant or other persons interpositioned between the Fund and the Borrower. The ability of Borrowers to meet their obligations may be affected by economic developments in a specific industry.

At August 31, 2007, the following sets forth the selling participants with respect to interests in Senior Loans purchased by the Fund on a participation basis.

--------------------------------------------------------------------------------
                                                        Principal
Selling Participant                                       Amount       Value
--------------------------------------------------------------------------------
Credit Suisse:
   Berry Plastics Holding Corp.
      Term C Loan                                     $   249,375   $   239,400
   Jacuzzi Brands Corp.
      First Lien Term B Loan                            3,668,378     3,324,468
      Pre-Funded Letter of Credit                         324,324       295,135
   Verso Paper Holdings
      Term B Loan                                       2,261,952     2,256,297
   Quality Distributions, Inc.
      Term Loan                                           934,343       929,672

Highland Distressed Opportunities, Inc.:
   CCS Medical, Inc.
      First Lien Term Loan                              4,846,619     4,789,042

Morgan Stanley Senior Funding, Inc.:
   Realogy Corp.
      Initial B Term Loan                              13,563,825    12,355,830
      Synthetic Letter of Credit                        2,935,902     2,674,431
--------------------------------------------------------------------------------


                                                              Annual Report | 33

--------------------------------------------------------------------------------

AUGUST 31, 2007                            HIGHLAND FLOATING RATE ADVANTAGE FUND

NOTE 8. LOAN AGREEMENT

Effective October 12, 2006, the Fund entered into a loan agreement with The Bank of Nova Scotia (the "Credit Agreement") pursuant to which the Fund could borrow up to $650,000,000. Effective June 6, 2007, the Credit Agreement was amended to increase the total commitment to $1,000,000,000. Prior to October 12, 2006, the Fund had a loan agreement with Citicorp North America, Inc. under which the Fund could borrow up to $400,000,000.

At August 31, 2007, the Fund's outstanding borrowing under the Credit Agreement totaled $960,000,000. The interest rate charged at August 31, 2007 was 5.81%. The average daily loan balance was $455,219,178 at a weighted average interest rate of 5.36%. With respect to these borrowings, interest expense of $24,808,229 is included on the Statement of Operations.

The Fund is required to maintain 300% asset coverage with respect to amounts outstanding under the Credit Agreement. Asset coverage is calculated by subtracting the Fund's total liabilities, not including any bank loans and senior securities, from the Fund's total net assets and dividing such amount by the principal amount of the debt outstanding. As of the dates indicated below, the Fund's debt outstanding and asset coverage was as follows:

--------------------------------------------------------------------------------
                                                                       Asset
                                                                   Coverage per
                                                    Total Amount    $1,000 of
Date                                                 Outstanding   Indebtedness
--------------------------------------------------------------------------------
08/31/2007                                         $960,000,000       $4,005
--------------------------------------------------------------------------------
08/31/2006                                          335,000,000        7,292
--------------------------------------------------------------------------------
08/31/2005                                          250,000,000        5,129
--------------------------------------------------------------------------------
08/31/2004                                           95,000,000        8,038
--------------------------------------------------------------------------------
08/31/2003                                           59,500,000        5,156

--------------------------------------------------------------------------------

NOTE 9. UNFUNDED LOAN COMMITMENTS

As of August 31, 2007, the Fund had unfunded loan commitments of $59,234,579 which could be extended at the option of the Borrower, pursuant to loan agreements with the following borrowers:

--------------------------------------------------------------------------------
                                                                     Unfunded
                                                                       Loan
Borrower                                                            Commitment
--------------------------------------------------------------------------------
AMF Bowling Worldwide, Inc.                                        $  2,000,000
--------------------------------------------------------------------------------
American Cellular Corp.                                                 483,871
--------------------------------------------------------------------------------
Autocam Corp.                                                            38,773
--------------------------------------------------------------------------------
Buffets Holdings, Inc.                                                  928,125
--------------------------------------------------------------------------------
CHS/ Community Health Systems, Inc.                                   1,670,534
--------------------------------------------------------------------------------
Cricket Communications, Inc.                                          6,500,000
--------------------------------------------------------------------------------
DeCrane Aircraft Holdings, Inc.                                       2,000,000
--------------------------------------------------------------------------------
Delta Airlines, Inc.                                                     23,893
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                     Unfunded
                                                                       Loan
Borrower                                                            Commitment
--------------------------------------------------------------------------------
DHM Holdings Co., Inc.                                             $     78,705
--------------------------------------------------------------------------------
Drake Hotel Acquisition                                                 958,715
--------------------------------------------------------------------------------
Federal-Mogul Corp.                                                     117,897
--------------------------------------------------------------------------------
Fenwal, Inc.                                                          2,607,143
--------------------------------------------------------------------------------
FleetCor Technologies Operating Company, LLC                            666,667
--------------------------------------------------------------------------------
Fontainebleau Las Vegas Holdings, LLC                                 2,333,333
--------------------------------------------------------------------------------
HUB International Holdings, Inc.                                      1,882,353
--------------------------------------------------------------------------------
Interstate Bakeries Corp.                                             7,500,000
--------------------------------------------------------------------------------
Longview Power, LLC                                                   1,531,667
--------------------------------------------------------------------------------
MEG Energy Corp.                                                      3,000,000
--------------------------------------------------------------------------------
Millennium Digital Media Systems, LLC                                 3,400,567
--------------------------------------------------------------------------------
Mobileserv Ltd.                                                       2,500,000
--------------------------------------------------------------------------------
Nordic Cable Acquisition Company
Sub-Holding AB                                                        3,068,493
--------------------------------------------------------------------------------
NRG Energy, Inc.                                                      2,000,000
--------------------------------------------------------------------------------
Readers Digest Association, Inc., The                                   530,000
--------------------------------------------------------------------------------
Schieder Mobel Holding GMBH                                              24,721
--------------------------------------------------------------------------------
Sorenson Communications, Inc.                                         2,000,000
--------------------------------------------------------------------------------
Sun Healthcare Group, Inc.                                               45,977
--------------------------------------------------------------------------------
Univision Communications Inc.                                         4,469,799
--------------------------------------------------------------------------------
Valassis Communications, Inc.                                           426,667
--------------------------------------------------------------------------------
Vivarte                                                               5,000,000
--------------------------------------------------------------------------------
Water PIK, Inc.                                                       1,000,000
--------------------------------------------------------------------------------
Ypso Holding SA                                                         446,679
--------------------------------------------------------------------------------
                                                                   $ 59,234,579
                                                                   =============
--------------------------------------------------------------------------------

NOTE 10. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

INDUSTRY FOCUS

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NON-PAYMENT RISK

Senior Loans, like other corporate debt obligations, are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the Senior Loan experiencing non-payment and a potential decrease in the net asset value of the Fund.

CREDIT RISK

Investments rated below investment grade are commonly referred to as high-yield, high risk or "junk debt." They are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and/or interest payments. Investments in high yield Senior Loans may result in greater net asset value fluctuation than if the Fund did not make such investments.


34 | Annual Report

--------------------------------------------------------------------------------

AUGUST 31, 2007                            HIGHLAND FLOATING RATE ADVANTAGE FUND

CURRENCY RISK

A portion of the Fund's assets may be quoted or denominated in non-U.S. currencies. These securities may be adversely affected by fluctuations in relative currency exchange rates and by exchange control regulations. The Fund's investment performance may be negatively affected by a devaluation of a currency in which the Fund's investments are quoted or denominated. Further, the Fund's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

FOREIGN SECURITIES

Investments in foreign securities may involve special risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent that the Fund invests a significant portion of its non-U.S. investment in one region or in the securities of emerging market issuers. These risks may include (i) less information about non-U.S. issuers or markets being available due to less rigorous disclosure, accounting standards or regulatory requirements; (ii) many non-U.S. markets are smaller, less liquid and more volatile and Highland may not be able to sell the Fund's securities at times, in amounts and at prices it considers reasonable; (iii) the economies of non-U.S. markets may grow at slower rates than expected or may experience a downturn or recession; and (iv) withholdings and other non-U.S. taxes may decrease the Fund's returns.


                                                              Annual Report | 35

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF HIGHLAND FLOATING RATE ADVANTAGE
FUND:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Highland Floating Rate Advantage Fund (the "Fund") at August 31, 2007, and the results of its operations for the year then ended, the changes in its net assets and cash flows and the financial highlights for period indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at August 31, 2007 by correspondence with the custodian and the banks with whom the Fund owns participations in loans, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Dallas, Texas
October 25, 2007


36 | Annual Report

ADDITIONAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

AUGUST 31, 2007                            HIGHLAND FLOATING RATE ADVANTAGE FUND

SHAREHOLDER VOTING RESULTS

At a Special Meeting of the Shareholders of the Fund originally scheduled for July 20, 2007 and adjourned until August 3, 2007 (the "Meeting"), the shareholders of record of the Fund as of June 4, 2007 ("Record Date") were asked to approve an Agreement and Plan of Reorganization pursuant to which the Fund would be reorganized into a newly formed Delaware statutory trust, also named Highland Floating Rate Advantage Fund (the "Proposal"). As of the Record Date, the Fund had the following shares outstanding:

--------------------------------------------------------------------------------
   Class A                                                      90,198,483.23
--------------------------------------------------------------------------------
   Class B                                                       8,601,376.11
--------------------------------------------------------------------------------
   Class C                                                     105,580,229.66
--------------------------------------------------------------------------------
   Class Z                                                      24,969,187.46
--------------------------------------------------------------------------------

On July 20, 2007, the date of the Meeting, there was not present, in person or by proxy, thirty percent (30%) of the outstanding shares entitled to vote at the Meeting. Therefore, the Fund's quorum requirement was not met and the Meeting was adjourned to August 3, 2007. On August 3, 2007, more than thirty percent (30%) of the total number of outstanding shares of the Fund entitled to vote was represented at the meeting and the Fund's quorum requirement was met. On August 3, 2007, the Proposal was voted on and was approved by the shareholders of the Fund. The shares represented at the Meeting on August 3, 2007 voted on the Proposal as follows:

--------------------------------------------------------------------------------
   For:                                                            89,222,976
--------------------------------------------------------------------------------
   Against:                                                         2,905,221
--------------------------------------------------------------------------------
   Abstain:                                                         5,115,115
--------------------------------------------------------------------------------

ADDITIONAL PORTFOLIO INFORMATION

The Investment Adviser and its affiliates manage other accounts, including registered and private funds and individual accounts. Although investment decisions for the Fund are made Independently from those of such other accounts, the investment Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts that may be the same or different from those made to the Fund, including investments in different levels of the capital structure of a company, such as equity versus senior loans, or that take contrary provisions in multiple levels of the capital structure. The Investment Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, this may create situations where a client could be disadvantaged because of the investment activities conducted by the Investment Adviser for other client accounts. When the Fund and one or more of such other accounts is prepared to invest in, or desires to dispose of, the same security, available investments or opportunities for each will be allocated in a manner believed by the Investment Adviser to be equitable to the Fund and such other accounts. The Investment Adviser also may aggregate orders to purchase and sell securities for the Fund and such other accounts. Although the Investment Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all accounts including the Fund, in some cases these activities may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.


                                                              Annual Report | 37

--------------------------------------------------------------------------------

AUGUST 31, 2007                            HIGHLAND FLOATING RATE ADVANTAGE FUND

TRUSTEES AND OFFICERS

The Board provides broad oversight over the operations and affairs of the Fund and protects the interests of shareholders. The Board has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to establish policies regarding the management, conduct and operation of the Fund's business. The names and ages of the Trustees and officers of the Fund, the year each was first elected or appointed to office, their principal business occupations during the last five years, the number of funds overseen by each Trustee and other directorships they hold are shown below. The business address for each Trustee and officer of the Fund is c/o Highland Capital Management, L.P., Two Galleria Tower, 13455 Noel Road, Suite 800, Dallas, TX 75240.

------------------------------------------------------------------------------------------------------------------------------------
                                              YEAR FIRST               PRINCIPAL               NUMBER OF PORTFOLIOS
                                              ELECTED OR             OCCUPATION(S)               IN HIGHLAND FUNDS        OTHER
NAME, ADDRESS,               POSITION         APPOINTED               DURING PAST                COMPLEX OVERSEEN     DIRECTORSHIPS
AND AGE                      WITH FUND        TO OFFICE               FIVE YEARS                   BY TRUSTEE 1            HELD
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES

Timothy K. Hui               Trustee         Indefinite    Dean of Educational Resources               12                  None
(Age 59)                                     Term;         since July 2006; Assistant
                                             Trustee       Provost for Graduate Education
                                             since         from July 2004 to June 2006,
                                             2004          and Assistant Provost for
                                                           Educational Resources from
                                                           July 2001 to June 2004,
                                                           Philadelphia Biblical University.

Scott F. Kavanaugh           Trustee         Indefinite    Private Investor since February             12                  None
(Age 46)                                     Term;         2004. Sales Representative at
                                             Trustee       Round Hill Securities from
                                             since         March 2003 to January 2004;
                                             2004          Executive at Provident Funding
                                                           Mortgage Corporation, February
                                                           2003 to July 2003; Executive
                                                           Vice President. Director and
                                                           CAO, Commercial Capital Bank,
                                                           January 2000 to February 2003;
                                                           Managing Principal and Chief
                                                           Operating Officer, Financial
                                                           Institutional Partners Mortgage
                                                           Company and the Managing
                                                           Principal and President of
                                                           Financial Institutional Partners,
                                                           LLC (an investment banking
                                                           firm), April 1998 to February
                                                           2003.

James F. Leary               Trustee         Indefinite    Managing Director, Benefit                  12             Board Member
(Age 77)                                     Term;         Capital Southwest, Inc. (a                                 of Capstone
                                             Trustee       financial consulting firm) since                           Group of Funds
                                             since         January 1999.                                              (7 portfolios)
                                             2004
------------------------------------------------------------------------------------------------------------------------------------


38 | Annual Report

--------------------------------------------------------------------------------

AUGUST 31, 2007                            HIGHLAND FLOATING RATE ADVANTAGE FUND

TRUSTEES AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                              YEAR FIRST               PRINCIPAL               NUMBER OF PORTFOLIOS
                                              ELECTED OR             OCCUPATION(S)               IN HIGHLAND FUNDS        OTHER
NAME, ADDRESS,               POSITION         APPOINTED               DURING PAST                COMPLEX OVERSEEN     DIRECTORSHIPS
AND AGE                      WITH FUND        TO OFFICE               FIVE YEARS                   BY TRUSTEE 1            HELD
------------------------------------------------------------------------------------------------------------------------------------
                                                  INDEPENDENT TRUSTEES (CONTINUED)

Bryan A. Ward                Trustee         Indefinite    Senior Manager since January                12                  None
(Age 52)                                     Term;         2002 and Special Projects
                                             Trustee       Advisor, Accenture, LLP (con-
                                             since         sulting firm) with focus on the
                                             2004          oil and gas industry, from
                                                           September 1998 to December
                                                           2001.

                                                        INTERESTED TRUSTEE 2

R. Joseph Dougherty 2       Trustee and      Indefinite    Senior Portfolio Manager of the             12                  None
(Age 37)                  Chairman of the    Term;         Investment Adviser since 2000.
                              Board          Trustee       Director and Senior Vice
                                             and           President of the funds in the
                                             Chairman      Highland Fund Complex.
                                             of the
                                             Board
                                             since
                                             2004

                                                              OFFICERS

James D. Dondero          Chief Executive    1 year        President and Director of Strand           N/A                  N/A
(Age 45)                    Officer and      Term;         Advisors, Inc. ("Strand"), the
                             President       Chief         General Partner of the
                                             Executive     Investment Adviser. President
                                             Officer       of the funds in the Highland
                                             and           Fund Complex.
                                             President
                                             since
                                             2004

Mark Okada                Executive Vice     1 year        Executive Vice President of                N/A                  N/A
(Age 45)                    President        Term;         Strand and the funds in the
                                             Executive     Highland Fund Complex.
                                             Vice
                                             President
                                             since
                                             2004
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 39

--------------------------------------------------------------------------------

AUGUST 31, 2007                            HIGHLAND FLOATING RATE ADVANTAGE FUND

TRUSTEES AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                              YEAR FIRST               PRINCIPAL               NUMBER OF PORTFOLIOS
                                              ELECTED OR             OCCUPATION(S)               IN HIGHLAND FUNDS        OTHER
NAME, ADDRESS,               POSITION         APPOINTED               DURING PAST                COMPLEX OVERSEEN     DIRECTORSHIPS
AND AGE                      WITH FUND        TO OFFICE               FIVE YEARS                   BY TRUSTEE 1            HELD
------------------------------------------------------------------------------------------------------------------------------------
                                                              OFFICERS

R. Joseph Dougherty     Senior Vice          1 year        Senior Portfolio Manager of the             N/A                 N/A
(Age 37)                President            Term;         Investment Adviser since 2000.
                                             Senior        Director and Senior Vice
                                             Vice          President of the funds in the
                                             President     Highland Fund Complex.
                                             since
                                             2004

M. Jason Blackburn      Chief Financial      1 year        Assistant Controller of the                 N/A                 N/A
(Age 31)                Officer, Treasurer   Term;         Investment Adviser since
                        and Secretary        Secretary,    November 2001. Treasurer and
                                             Chief         Secretary of the funds in the
                                             Financial     Highland Fund Complex.
                                             Officer
                                             and
                                             Treasurer
                                             since
                                             2004

Michael Colvin          Chief Compliance     1 year        General Counsel and Chief                   N/A                 N/A
(Age 38)                Officer              Term; Chief   Compliance Officer of the
                                             Compliance    Investment Adviser since June
                                             Officer       2007 and Chief Compliance
                                             since July    Officer of the funds in the
                                             2007          Highland Fund Complex since
                                                           July 2007. Shareholder in the
                                                           Corporate and Securities Group
                                                           at Greenberg Traurig, LLP, from
                                                           January 2007 to June 2007.
                                                           Partner from January 2003 to
                                                           January 2007 and Associate
                                                           from 1995 to 2002 in the Private
                                                           Equity Practice Group at Weil,
                                                           Gotshal & Manges, LLP.
------------------------------------------------------------------------------------------------------------------------------------

1 The Highland Fund Complex consists of all of the registered investment companies advised by the Investment Adviser as of the date of this report.

2 Mr. Dougherty is deemed to be an "interested person" of the Fund under the 1940 Act because of his position with the Investment Adviser.


40 | Annual Report

IMPORTANT INFORMATION ABOUT THIS REPORT
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Highland Capital Management, L.P.
Two Galleria Tower
13455 Noel Road, Suite 800
Dallas, TX 75240

TRANSFER AGENT
PFPC Inc.
101 Sabin Street
Pawtucket, RI 02860

UNDERWRITER
PFPC Distributors, Inc.
760 Moore Road
King of Prussia, PA 19406

CUSTODIAN
PFPC Trust Company
8800 Tinicum Boulevard
Philadelphia, PA 19153

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
PricewaterhouseCoopers LLP
2001 Ross Avenue, Suite 1800
Dallas, TX 75201

LEGAL ADVISOR
Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
NewYork, NY 10036

This report has been prepared for shareholders of Highland Floating Rate Advantage Fund.

The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-877-665-1287 to request that additional reports be sent to you.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities, and the Fund's proxy voting record for the most recent 12-month period ended June 30, are available
(i) without charge, upon request, by calling 1-877-665-1287 and (ii) on the Securities and Exchange Commission's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov and also may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Statement of Additional Information includes information about Fund Trustees and is available upon request without charge by calling 1-877-665-1287.


                                                              Annual Report | 41

                       THIS PAGE LEFT BLANK INTENTIONALLY.

                       THIS PAGE LEFT BLANK INTENTIONALLY.

                       THIS PAGE LEFT BLANK INTENTIONALLY.

--------------------------------------------------------------------------------

HIGHLAND FLOATING RATE ADVANTAGE FUND             Annual Report, August 31, 2007

[HIGHLAND FUNDS LOGO]

           managed by
Highland Capital Management, L.P.

P.O. BOX 9840
PROVIDENCE, RI 02940-8040

www.highlandfunds.com                                        HLC-FR-ADV AR-08/07

ITEM 2. CODE OF ETHICS.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)      Not applicable.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(d) The registrant has not granted any waiver, including any implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller.

(e)      Not applicable.

(f)      The registrant's code of ethics is incorporated by reference to Exhibit
         (a)(1) to the registrant's Form N-CSR filed with the Securities and Exchange Commission on November 9, 2004 (Accession No. 0001047469-04-033537).

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant's Board of Trustees (the "Board") has determined that James Leary, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. Leary is "independent" as defined by the SEC for purposes of this
Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT FEES

(a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $59,000 for 2006 and $90,000 for 2007.

AUDIT-RELATED FEES

(b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $5,500 for 2006 and $7,000 for 2007. The nature of the services related to agreed-upon procedures, performed on the Fund's semi-annual financial statements.

TAX FEES

(c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $4,800 for 2006 and $5,700 for 2007. The nature of the services related to assistance on the Fund's tax returns and excise tax calculations.

ALL OTHER FEES

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2006 and $0 for 2007.

  (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

         The Audit Committee shall:

         (a) have direct responsibility for the appointment, compensation, retention and oversight of the Fund's independent auditors and, in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the auditors; and

         (b) review and pre-approve (including associated fees) all audit and other services to be provided by the independent auditors to the Fund and all non-audit services to be provided by the independent auditors to the Fund's investment adviser or any entity controlling, controlled by or under common control with the investment adviser (an "Adviser Affiliate") that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund; and

         (c) establish, to the extent permitted by law and deemed appropriate by the Audit Committee, detailed pre-approval policies and procedures for such services; and

         (d) consider whether the independent auditors' provision of any non-audit services to the Fund, the Fund's investment adviser or an Adviser Affiliate not pre-approved by the Audit Committee are compatible with maintaining the independence of the independent auditors.

  (e)(2) The percentage of services  described in each of paragraphs (b) through
         (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                           (b) 100%

                           (c) 100%

                           (d) N/A

   (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

   (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $81,000 for 2006 and $ 1,417,420 for 2007.

   (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Highland Capital Management, L.P. (the "Company") has adopted proxy voting policies (the "Policy") that provide as follows:

1.       Application; General Principles

         1.1 This proxy voting policy (the "Policy") applies to securities held in Client accounts as to which the above-captioned investment adviser (the "Company") has voting authority, directly or indirectly. Indirect voting authority exists where the Company's voting authority is implied by a general delegation of investment authority without reservation of proxy voting authority.

         1.2 The Company shall vote proxies in respect of securities owned by or on behalf of a Client in the Client's best economic interests and without regard to the interests of the Company or any other Client of the Company.

2.       Voting; Procedures

         2.1 MONITORING. A settlement designee of the Company shall have responsibility for monitoring portfolios managed by the Company for securities subject to a proxy vote. Upon the receipt of a proxy notice related to a security held in a portfolio managed by the Company, the settlement designee shall forward all relevant information to the portfolio manager(s) with responsibility for the security.

         2.2      VOTING.
                  ------

                  2.2.1. Upon receipt of notice from the settlement designee, the portfolio manager(s) with responsibility for purchasing the security subject to a proxy vote shall evaluate the subject matter of the proxy and cause the proxy to be voted on behalf of the Client. In determining how to vote a particular proxy, the portfolio manager (s) shall consider, among other things, the interests of each Client account as it relates to the subject matter of the proxy, any potential conflict of interest the Company may have in voting the proxy on behalf of the Client and the procedures set forth in this Policy.

                  2.2.2 If a proxy relates to a security held in a registered investment company or business development company ("Retail Fund") portfolio, the portfolio manager(s) shall notify the Compliance Department and a designee from the Retail Funds group. Proxies for securities held in the Retail Funds will be voted by the designee from the Retail Funds group in a manner consistent with the best interests of the applicable Retail Fund and a record of each vote will be reported to the Retail Fund's Board of Directors in accordance with the procedures set forth in Section 4 of this Policy.

         2.3 CONFLICTS OF INTEREST. If the portfolio manager(s) determine that the Company may have a potential material conflict of interest (as defined in Section 3 of this Policy) in voting a particular proxy, the portfolio manager(s) shall contact the Company's Compliance Department prior to causing the proxy to be voted.

                  2.3.1. For a security held by a Retail Fund, the Company shall disclose the conflict and the determination of the manner in which it proposes to vote to the Retail Fund's Board of Directors. The Company's determination shall take into account only the interests of the Retail Fund, and the Compliance Department shall document the basis for the decision and furnish the documentation to the Board of Directors.

                  2.3.2. For a security held by an unregistered investment company, such as a hedge fund and structured products ("Non-Retail Funds"), where a material conflict of interest has been identified the Company may resolve the conflict by following the recommendation of a disinterested third party or by abstaining from voting.

         2.4 NON-VOTES. The Company may determine not to vote proxies in respect of securities of any issuer if it determines it would be in its Client's overall best interests not to vote. Such determination may apply in respect of all Client holdings of the securities or only certain specified Clients, as the Company deems appropriate under the circumstances. As examples, the portfolio manager(s) may determine: (a) not to recall securities on loan if, in its judgment, the negative consequences to Clients of disrupting the securities lending program would outweigh the benefits of voting in the particular instance or (b) not to vote certain foreign securities positions if, in its judgment, the expense and administrative inconvenience outweighs the benefits to Clients of voting the securities.

         2.5 RECORDKEEPING. Following the submission of a proxy vote, the applicable portfolio manager(s) shall submit a report of the vote to a settlement designee of the Company. Records of proxy votes by the Company shall be maintained in accordance with Section 4 of this Policy.

         2.6 CERTIFICATION. On a quarterly basis, each portfolio manager shall certify to the Compliance Department that they have complied with this Policy in connection with proxy votes during the period.

3.       Conflicts of Interest

         3.1  Voting  the   securities   of  an  issuer   where  the   following
relationships or circumstances exist are deemed to give rise to a material conflict of interest for purposes of this Policy:

                  3.1.1 The issuer is a Client of the Company accounting for more than 5% of the Company's annual revenues.

                  3.1.2 The issuer is an entity that reasonably could be expected to pay the Company more than $1 million through the end of the Company's next two full fiscal years.

                  3.1.3 The issuer is an entity in which a "Covered Person" (as defined in the Retail Funds' and the Company's Policies and Procedures Designed to Detect and Prevent Insider Trading and to Comply with Rule 17j-1 of the Investment Company Act of 1940, as amended (each, a "Code of Ethics")) has a beneficial interest contrary to the position held by the Company on behalf of Clients.

                  3.1.4 The issuer is an entity in which an officer or partner of the Company or a relative(1) of any such person is or was an officer, director or employee, or such person or relative otherwise has received more than $150,000 in fees, compensation and other payment from the issuer during the Company's last three fiscal years; PROVIDED, HOWEVER, that the Compliance Department may deem such a relationship not to be a material conflict of interest if the Company representative serves as an officer or director of the issuer at the direction of the Company for purposes of seeking control over the issuer.

                  3.1.5 The matter under consideration could reasonably be expected to result in a material financial benefit to the Company through the end of the Company's next two full fiscal years (for example, a vote to increase an investment advisory fee for a Retail Fund advised by the Company or an affiliate).

                  3.1.6 Another Client or prospective Client of the Company, directly or indirectly, conditions future engagement of the Company on voting proxies in respect of any Client's securities on a particular matter in a particular way.

                  3.1.7 The Company holds various classes and types of equity and debt securities of the same issuer contemporaneously in different Client portfolios.

                  3.1.8 Any other circumstance where the Company's duty to serve its Clients' interests, typically referred to as its "duty of loyalty," could be compromised.

                  3.2 Notwithstanding the foregoing, a conflict of interest described in Section 3.1 shall not be considered material for the purposes of this Policy in respect of a specific vote or circumstance if:

                  3.2.1 The securities in respect of which the Company has the power to vote account for less than 1% of the issuer's outstanding voting securities, but only if: (i) such securities do not represent


--------------------
         (1) For the purposes of this Policy,  "relative" includes the following
family  members:   spouse,   minor  children  or  stepchildren  or  children  or
stepchildren sharing the person's home.

         one of the 10 largest holdings of such issuer's outstanding voting securities and (ii) such securities do not represent more than 2% of the Client's holdings with the Company.

                  3.2.2 The matter to be voted on relates to a restructuring of the terms of existing securities or the issuance of new securities or a similar matter arising out of the holding of securities, other than common equity, in the context of a bankruptcy or threatened bankruptcy of the issuer.

4.       Recordkeeping and Retention

         4.1 The Company shall retain records relating to the voting of proxies, including:

                 4.1.1  Copies of this Policy and any amendments thereto.

                 4.1.2 A copy of each proxy statement that the Company receives regarding Client securities.

                 4.1.3 Records of each vote cast by the Company on behalf of Clients.

                 4.1.4 A copy of any documents created by the Company that were material to making a decision how to vote or that memorializes the basis for that decision.

                 4.1.5 A copy of each written request for information on how the Company voted proxies on behalf of the Client, and a copy of any written response by the Company to any (oral or written) request for information on how the Company voted.

         4.2 These records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the Company's fiscal year during which the last entry was made in the records, the first two years in an appropriate office of the Company.

         4.3 The Company may rely on proxy statements filed on the SEC's EDGAR system or on proxy statements and records of votes cast by the Company maintained by a third party, such as a proxy voting service (provided the Company had obtained an undertaking from the third party to provide a copy of the proxy statement or record promptly on request).

         4.4 Records relating to the voting of proxies for securities held by the Retail Funds will be reported periodically to the Retail Funds' Boards of Directors/Trustees/Managers and, with respect to Retail Funds other than business development companies, to the SEC on an annual basis pursuant to Form N-PX.

Revised:  February 21, 2007

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(A)(1) IDENTIFICATION OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS AND DESCRIPTION OF ROLE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS

         The Fund's portfolio is managed by a portfolio management team. As of the date of this filing, the members of the team who are primarily responsible for the day-to-day management of the Fund's portfolio are R. Joseph Dougherty and Mark Okada.

JOE DOUGHERTY, CFA, CPA - PARTNER, HEAD OF RETAIL PRODUCTS, SENIOR PORTFOLIO \ MANAGER

         Mr. Dougherty is Head of Retail Products at Highland Capital Management, L.P., and is a Senior Portfolio Manager. Prior to joining Highland in March 1998, Mr. Dougherty served as an Investment Analyst with Sandera Capital Management from 1997 to 1998. Formerly, he was a Business Development Manager at Akzo Nobel from 1994 to 1996 and a Senior Accountant at Deloitte & Touche, LLP from 1992 to 1994. Mr. Dougherty is a Partner, Senior Portfolio Manager, and heads Highland's retail products business unit ("Highland Funds"). He serves as Portfolio Manager, Senior Vice President and/or Director of the Firm's NYSE-listed funds and 1940 Act Registered Funds. He also serves as Portfolio Manager for the Firm's sub-advised closed-end funds. In this capacity, Mr. Dougherty oversees investment decisions for the retail funds, alongside several other Portfolio Managers, and manages the team dedicated to their day-to-day operations. Prior to his current duties, Mr. Dougherty served as Portfolio Analyst for Highland from 1998 to 1999. As a Portfolio Analyst, Mr. Dougherty helped follow companies within the chemical, retail, supermarket, wireless and restaurant sectors. He received an MBA from Southern Methodist University, and a BS in Accounting from Villanova University. Mr. Dougherty is a Certified Public Accountant, and has earned the right to use the Chartered Financial Analyst designation.

MARK OKADA, CFA - MANAGING PARTNER, CHIEF INVESTMENT OFFICER

         Mr. Okada is a Founder and Chief Investment Officer of Highland Capital Management, L.P. He is responsible for overseeing Highland's investment activities for its various strategies, and has over 20 years of experience in the credit markets. Prior to founding Highland, Mr. Okada served as Manager of Fixed Income for Protective Life Insurance's GIC subsidiary from 1990 to 1993. He was primarily responsible for the bank loan portfolio and other risk assets. Protective was one of the first non-bank entrants into the syndicated loan market. From 1986 to 1990, he served as Vice President at Hibernia National Bank, managing a portfolio of high yield loans in excess of $1 billion. Mr. Okada is an honors graduate of the University of California Los Angeles with degrees in Economics and Psychology. He has earned the right to use the Chartered Financial Analyst designation. Mr. Okada is a Director of NexBank and Highland Financial Partners, and Chairman of the Board of Directors of Common Grace Ministries, Inc.

 (A)(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBER AND POTENTIAL CONFLICTS OF INTEREST

        OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBER

         The following tables provide information about funds and accounts, other than the Fund, for which the Fund's portfolio managers are primarily responsible for the day-to-day portfolio management as of August 31, 2007.

R. JOSEPH DOUGHERTY

---------------------------------------------------------------------------------------------------------------
                                   Total                         # of Accounts Managed    Total Assets with
                               # of Accounts     Total Assets   with Performance-Based    Performance-Based
      Type of Accounts            Managed         (millions)         Advisory Fee      Advisory Fee (millions)
---------------------------------------------------------------------------------------------------------------
Registered Investment                12             $4,724                --                     --
Companies:
---------------------------------------------------------------------------------------------------------------
Other Pooled Investment              1               $357                 --                     --
Vehicles:
---------------------------------------------------------------------------------------------------------------
Other Accounts:                      --               --                  --                     --
---------------------------------------------------------------------------------------------------------------

MARK OKADA

---------------------------------------------------------------------------------------------------------------
       Type of Accounts              Total          Total Assets      # of Accounts Managed      Total Assets with
                                 # of Accounts                       with Performance-Based      Performance-Based
                                    Managed          (millions)           Advisory Fee        Advisory Fee (millions)
---------------------------------------------------------------------------------------------------------------
Registered Investment                 13               $5,659                  --                       --
Companies:
---------------------------------------------------------------------------------------------------------------
Other Pooled Investment               30              $17,536                  24                     $15,686
Vehicles:
---------------------------------------------------------------------------------------------------------------
Other Accounts:                       --                 --                    --                       --
---------------------------------------------------------------------------------------------------------------

         POTENTIAL CONFLICTS OF INTERESTS

         The Adviser has built a professional working environment, a firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. Highland has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, the Adviser furnishes advisory services to numerous clients in addition to the Fund, and the Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts that are hedge funds or have performance or higher fees paid to the Adviser or in which portfolio managers have a personal interest in the receipt of such fees) that may be the same as or different from those made to the Fund. In addition, the Adviser, its affiliates and any of their partners, directors, officers, stockholders or employees may or may not have an interest in the securities whose purchase and sale the Adviser recommends to the Fund. Actions with respect to securities of the same kind may be the same as or different from the action that the Adviser, or any of its affiliates, or any of their partners, directors, officers, stockholders or employees or any member of their families may take with respect to the same securities. Moreover, the Adviser may refrain from rendering any advice or services concerning securities of companies of which any of the Adviser's (or its affiliates') partners, directors, officers or employees are directors or officers, or companies as to which the Adviser or any of its affiliates or the partners, directors, officers and employees of any of them has any substantial economic interest or possesses material non-public information. In addition to its various policies and procedures designed to address these issues, the Adviser includes disclosure regarding these matters to its clients in both its Form ADV and investment advisory agreements.

         The Adviser, its affiliates or their partners, directors, officers and employees similarly serve or may similarly serve other entities that operate in the same or related lines of business. Accordingly, these individuals may have obligations to investors in those entities or funds or to other clients, the fulfillment of which might not be in the best interests of the Fund. As a result, the Adviser will face conflicts in the allocation of investment opportunities to the Fund and other funds and clients. In order to enable such affiliates to fulfill their fiduciary duties to each of the clients for which they have responsibility, the Adviser will endeavor to allocate investment opportunities in a fair and equitable manner which may, subject to applicable regulatory constraints, involve pro rata co-investment by the Fund and such other clients or may involve a rotation of opportunities among the Fund and such other clients.

         While the Adviser does not believe there will be frequent conflicts of interest, if any, the Adviser and its affiliates have both subjective and objective procedures and policies in place designed to manage the potential conflicts of interest between the Adviser's fiduciary obligations to the Fund and their similar fiduciary obligations to other clients so that, for example, investment opportunities are allocated in a fair and equitable manner among the Fund and such other clients. An investment opportunity that is suitable for multiple clients of the Adviser and its affiliates may not be capable of being shared among some or all of such clients due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that the Adviser's or its affiliates' efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to the Fund. Not all conflicts of interest can be expected to be resolved in favor of the Fund.

         The Adviser expects to apply to the SEC for exemptive relief to enable the Fund and registered investment companies advised by the Adviser to co-invest with other accounts and funds managed by the Adviser and its affiliates in certain privately-placed securities and other situations. There are no assurances that the Adviser will receive the requested relief. If such relief is not obtained and until it is obtained, the Adviser may be required to allocate some investments solely to any of the Fund, a registered fund, or another account or fund advised by the Adviser or its affiliates. This restriction could preclude the Fund from investing in certain securities it would otherwise be interested in and could adversely affect the speed at which the Fund is able to invest its assets and, consequently, the performance of the Fund.

(A)(3)  COMPENSATION STRUCTURE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM
MEMBERS

         Highland's financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors including the relative performance of a portfolio managers underlying account, the combined performance of the portfolio managers underlying accounts, and the relative performance of the portfolio managers underlying accounts measured against other employees. The principal components of compensation include a base salary, a discretionary bonus, various retirement benefits and one or more of the incentive compensation programs established by Highland such as the Option It Plan and the Long-Term Incentive Plan.

         BASE COMPENSATION. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm, which may include the amount of assets supervised and other management roles within the firm.

         DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:

                  OPTION IT PLAN. The purpose of the Plan is to attract and retain the highest quality employees for positions of substantial responsibility, and to provide additional incentives to a select group of management or highly compensated employees of the Fund so as to promote the success of the Fund.

                  LONG TERM INCENTIVE PLAN. The purpose of the Plan is to create positive morale and teamwork, to attract and retain key talent, and to encourage the achievement of common goals. The Plan seeks to reward participating employees based on the increased value of Highland through the use of Long-term Incentive Units.

         Senior portfolio managers who perform additional management functions may receive additional compensation in these other capacities. Compensation is structured such that key professionals benefit from remaining with the firm.

(A)(4)   DISCLOSURE OF SECURITIES OWNERSHIP

         The following table sets forth the dollar range of equity securities beneficially owned by each portfolio manager in the Fund as of August 31, 2007.




     ---------------------------------------------------------------------------
                                                DOLLAR  RANGES  OF  EQUITY
                                             SECURITIES  BENEFICIALLY  OWNED BY
        NAME OF PORTFOLIO MANAGER                  PORTFOLIO MANAGER
     ---------------------------------------------------------------------------
     R. Joseph Dougherty None                            None
     ---------------------------------------------------------------------------
     Mark Okada                                         $100,001 - $500,000
     ---------------------------------------------------------------------------


(B) Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

     (a)(1)   Not applicable.

     (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)   Not applicable.

     (b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) HIGHLAND FLOATING RATE ADVANTAGE FUND

By (Signature and Title)*  /S/ JAMES D. DONDERO
                         -------------------------------------------------------
                          James D. Dondero, Chief Executive Officer
                          (principal executive officer)

Date                     October 31, 2007
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /S/ JAMES D. DONDERO
                         -------------------------------------------------------
                          James D. Dondero, Chief Executive Officer
                          (principal executive officer)

Date                     October 31, 2007
    ----------------------------------------------------------------------------


By (Signature and Title)*  /S/ M. JASON BLACKBURN
                         -------------------------------------------------------
                           M. Jason Blackburn,  Chief Financial Officer
                           (principal financial officer)

Date                     October 31, 2007
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.